Oppenheimer Senior Floating Rate Fund

6803 South Tucson Way, Englewood, Colorado 80112
1.800.525.7048

Statement of Additional Information dated November 28, 2001, revised July 1, 2002

This Statement of Additional Information is not a Prospectus.  This document contains additional information about the Fund and supplements information in the Prospectus dated November 28, 2001.  It should be read together with the Prospectus. You can obtain the Prospectus by writing to the Fund's Transfer Agent, OppenheimerFunds
Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents
                                                                                                          Page
About the Fund

About Your Account

Financial Information About the Fund

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ABOUT THE FUND
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Additional Information About the Fund's Investment Policies and Risks

         The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment advisor, OppenheimerFunds, Inc. (the
"Manager"), can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

         The composition of the Fund's portfolio and the techniques and strategies that the Manager may use in selecting portfolio securities will vary over time.  The Fund is not required to use all of the investment techniques and strategies described below in seeking its goal.  It may use some of the special investment techniques and strategies at some times or not at all.

         In general, the Fund engages in portfolio transactions when the Manager believes that the sale of a portfolio security, or the purchase of another security, can enhance the Fund's principal or increase its income.  The Manager may sell a security to avoid a potential decline in market value or the Manager may buy a security in anticipation of a market rise.  The Manager may buy and sell similar securities at the same time to take advantage of disparities in the normal yield and price relationship between the two securities.

         In selecting securities for the Fund's portfolio, the Manager evaluates the merits of particular securities primarily through the exercise of its own investment analysis. That process may include, among other things, evaluation of the issuer's historical operations, prospects for the industry of which the issuer is part, the issuer's financial condition, its pending product developments and business (and those of competitors), the effect of general market and economic conditions on the issuer's business, and legislative proposals that might affect the issuer.

         Additionally, in analyzing a particular issuer, the Manager may consider the trading activity in the issuer's securities, present and anticipated cash flow, estimated current value of its assets in relation to their historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, current and future borrowing requirements, and any change in the financial condition of an issuer and the issuer's continuing ability to meet its future obligations.  The
Manager also may consider anticipated changes in general business conditions, levels of interest rates on bonds compared to levels of cash dividends, industry and regional prospects, the availability of new investment opportunities and the general economic, legislative and monetary outlook for specific industries, the nation and the world.

More Information About Senior Loans. Senior Loans typically are arranged through private negotiations between a borrower and one or more financial institutions ("Lenders"). Usually the Lenders are represented by an agent
("Agent"), which usually is one of the Lenders.

         Senior Loans generally hold the most senior position in a borrower's capital structure. Borrowers generally are required contractually to pay the holders of Senior Loans before they pay the holders of unsecured bank loans, corporate bonds or subordinated debt, trade creditors, and preferred or common stockholders. Lenders obtain priority liens that typically provide the first right to cash flows or proceeds from the sale of a borrower's collateral, if any, if the borrower becomes insolvent. That right is subject to the limitations of bankruptcy law, which may provide higher priority to certain other claims such as, for example, employee salaries, employee pensions and taxes.

         Senior Loans have contractual terms designed to protect lenders.  Loan agreements often include restrictive covenants that limit the activities of the borrower. A restrictive covenant is a promise by the borrower to not take certain actions that might impair the rights of lenders.  Those covenants typically require the scheduled  payment of interest and  principal and may include restrictions on dividend payments and other distributions to the borrower's shareholders,  provisions  requiring the borrower to maintain specific financial ratios or relationships and limits on the borrower's total debt.  In addition, a covenant may require the borrower to prepay the Senior Loan or debt obligation with any excess cash flow.  Excess cash flow  generally includes  net cash flow after scheduled debt service payments and permitted capital expenditures,  among other things, as well as the proceeds from  asset dispositions or sales of securities.

         A breach of a covenant (after the expiration of any cure period) in a loan agreement that is not waived by the Agent and the lending syndicate normally is an event of acceleration.  This means that the Agent has the right to demand immediate repayment in full of the outstanding loan. Acceleration may cause the non-payment of the principal or interest on the loan, in whole or in part, which may result in a reduction in value of the loan
(and possibly the Fund's net asset values) if the loan is not paid. Acceleration may also occur in the case of the breach of a covenant in a debt obligation agreement.

         Lenders typically also have certain voting and consent rights under a Senior Loan agreement.  Action subject to a Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of a Senior Loan, and the Fund might not agree with the actions of the holders of that specified percentage of a particular Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral for the Senior Loan, frequently require the unanimous vote or consent of all Lenders affected.

         |X|  Collateral.  Most, but not all, of the Senior Loans in which the Fund invests are secured by the borrower's collateral.  Collateral may include tangible assets, such as cash, accounts receivable, inventory, real estate, buildings and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value.  The Fund may also receive guarantees or other credit support as a form of collateral.  In some instances, the Fund may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates.

         Generally, as discussed below, the Agent for a particular Senior Loan is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral in the event of the borrower's default. In certain circumstances, the loan agreement may authorize the Agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the lenders.  The Fund may invest in Senior
Loans that are not secured by specific collateral.  Those loans may not constitute more than 10% of the Fund's net assets (plus the amount of borrowings for investment purposes).  Unsecured senior loans involve additional risk.

         |X|  Interest Rate Benchmarks. Interest rates on Senior Loans adjust periodically.  The interest rates adjust based on a base rate plus a premium or spread over the base rate. The base rate usually is the London
Inter-Bank Offered Rate ("LIBOR"), the Federal Reserve federal funds rate, the Prime Rate or the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders (each as defined in the applicable loan agreement). The interest rate on Prime Rate-based  corporate loans and corporate debt securities floats daily as the Prime Rate changes,  while the interest rate on  LIBOR-based and  CD-based Corporate Loans and
Corporate Debt Securities is  reset periodically, typically between 30 days and one year.

o        LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar denominated deposits.  The market views changes in short-term LIBOR rates as closely related to changes in the Federal Reserve federal funds rate, although the two are not officially related.
o        The Federal Reserve federal funds rate is the rate that the Federal Reserve Bank charges member banks for borrowing money.
o        The Prime Rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank's lowest available rate.
o        The CD rate, as provided for in loan agreements, usually is the average rate paid on large certificates of deposit traded in the secondary market.

         Certain floating or variable  rate Senior Loans may permit the borrower to select an interest  rate reset period of up to one year.  A portion of the Fund's investments may consist of Senior Loans with interest rates that are fixed for the term of the loan.  Investing in Senior Loans with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund's net asset value as a result of changes in interest  rates.  However, the Fund may attempt to hedge all of its fixed rate Senior Loans against interest rate fluctuations by entering into interest rate swaps or total return swap transactions.  The Fund also will attempt to maintain a dollar-weighted average time period to the next interest rate adjustment of 90 days or less for its portfolio of Senior Loans.

         Senior Loans are generally structured so that borrowers pay higher margins when they elect LIBOR and
CD-based borrower options. This permits lenders to obtain generally consistent yields on Senior Loans, regardless of whether borrowers select the LIBOR or CD-based options, or the Prime-based option.  In recent years, however, the differential between the lower LIBOR and CD base rates and the higher Prime Rate base rates prevailing in the commercial bank markets has widened to the point that the higher margins paid by borrowers for LIBOR and CD-based pricing options do not currently compensate for the differential between the Prime Rate and the LIBOR and CD base rates.  Consequently, borrowers have increasingly selected the LIBOR-based pricing option, resulting in a yield on Senior Loans that is consistently lower than the yield available from the Prime Rate-based pricing option.  If this trend continues, it will significantly limit the ability of the Fund to achieve a net return to shareholders that consistently approximates the average published Prime Rate of leading U.S. banks. The Manager cannot predict whether this trend will continue.

         |X|  The Manager's Credit Analysis of Senior Loans.  The Manager performs its own credit analysis of
Senior Loans.  The Manager obtains information from the agents that originate or administer the loans, other lenders and other sources.  The Manager will continue to monitor the credit of Senior Loans while the Fund owns them.

         In its analysis, the Manager may consider many factors, including the borrower's past and future projected financial performance; the quality of management; collateral; cash flow; industry; position in the market; and tangible assets. When evaluating Senior Loans, the Manager may consider, and may rely in part, on analysis performed by Agents and other Lenders.  This analysis may include an evaluation of the value and sufficiency of any collateral securing Senior Loans.

         A borrower's capital structure may include Senior Loans, senior and junior unsubordinated debt, preferred stock and common stock.  Senior Loans typically have the most senior claim on the borrower's assets, while common stock has the lowest priority.  Typically, the borrowers use the proceeds of Senior Loans to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings, and, to a lesser extent, other purposes.

         When the Manager determines that a borrower of a Senior Loan is likely to repay its obligations, it will consider that Senior Loan for investment in the Fund.  For example, the Manager may determine that a borrower can meet debt service requirements from cash flow or other sources, including the sale of assets, despite the borrower's low credit rating.  The Manager may determine that Senior Loans of borrowers that are experiencing financial distress, but that appear able to pay their interest, may present investment opportunities.

         |X|  How Senior Loans Are Arranged. The Fund generally will acquire Senior Loans from and sell Senior
Loans to the following types of Lenders: money center banks, selected regional banks and selected non-banks, investment banks, insurance companies, finance companies, other investment companies, private investment funds, and lending companies. The Fund may also acquire Senior Loans from and sell Senior Loans to U.S. branches of foreign banks that are regulated by the Federal Reserve System or appropriate state regulatory authorities.

         The Fund may have obligations under a loan agreement, including the obligation to make additional loans in certain circumstances. The Fund intends to establish a reserve against such contingent obligations by identifying on its books cash, liquid securities and liquid Senior Loans.  The Fund will not purchase a Senior
Loan that would require the Fund to make additional loans if as a result of that purchase all of the Fund's additional loan commitments in the aggregate would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the asset composition requirements set forth in "Investment Restrictions," below in this
Statement of Additional Information.

              |_|  The Agent.  Agents that arrange Senior Loans typically are commercial or investment banks or other entities that originate Senior Loans and invite other parties to join the lending syndicate.  In larger transactions, it is common to have several Agents. However, usually only one Agent has primary responsibility for documentation and administration of the Senior Loan.  Agents are normally paid fees by the borrower for their services. While the Fund can serve as the Agent or co-agent for a Senior Loan, the Fund currently does not intend to act as an Agent or co-Agent.

         Agents, acting on behalf of the Lenders, generally are primarily responsible for negotiating the loan agreement, which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the
Lenders.  Agents usually monitor the adequacy of assets that collateralize Senior Loans.  Agents may rely on independent appraisals of specific collateral.  In reliance upon the opinions of their legal counsel, Agents generally are also responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing Senior Loans.

         The Fund will rely on Agents to collect payments of principal and interest on a Senior Loan.  The Fund also will rely in part on Agents to monitor compliance by the borrower with the restrictive covenants in the loan agreement and to notify the Fund (or the Lender from whom the Fund has purchased a participation) of any adverse change in the borrower's financial condition.

         Financial difficulties of Agents can pose a risk to the Fund. If an Agent for a particular Senior Loan becomes insolvent, the Fund could incur losses in connection with its investment in that Senior Loan. An Agent could declare bankruptcy, and a regulatory authority could appoint a receiver or conservator.  Should this occur, the assets that the Agent holds under the Senior Loan should continue to be available to the holders of the
Senior Loans, including the Fund.  A regulator or a court, however, might determine that the assets that the
Agent holds for the benefit of the Fund are subject to the claims of the Agent's general or secured creditors.
If that occurs, the Fund might incur costs and delays in realizing final payment on a Senior Loan, or the Fund might suffer a loss of principal or interest.  The Fund may be subject to similar risks when it buys a
Participation Interest or an Assignment from an intermediary.

         |X|  How the Fund Invests in Senior Loans.  The Fund may invest in Senior Loans in one or more of three ways:

o        The Fund may invest directly in a Senior Loan by acting as an original Lender.
o        The Fund may purchase a Senior Loan by an assignment of the loan (an "Assignment") from the Agent or other Lender.
o        The Fund may purchase a participation interest in a Senior Loan ("Participation Interest") from an Agent or other Lender.

                  |_|  Direct Investments.  The Fund can invest directly in Senior Loans, generally "at par" (a price for the Senior Loan equal approximately to 100% of the funded principal amount of the loan).  When the Fund directly invests in a Senior Loan, it may receive a return at the full interest rate for the Senior Loan.

         When the Fund is an original lender, it will have a direct contractual relationship with the borrower and will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal or interest.  In all other cases, the Fund looks to the Agent to enforce appropriate remedies against the borrower.

                  |_|  Assignments.  When the Fund purchases a Senior Loan by Assignment, the Fund typically succeeds to the rights of the assigning lender under the Senior Loan agreement and becomes a "Lender" under the
Senior Loan agreement.  Subject to the terms of the loan agreement, the Fund may enforce compliance by the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off.

         However, Assignments are arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may be more limited than those held by the assigning lender. The Fund will purchase an Assignment or act as lender with respect to a syndicated Senior Loan only when the Manager determines that the Agent is creditworthy.

                  |_|  Participation Interests. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyer's participation interest bears to the total principal amount of the loan. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives. Holders of
Participation Interests are referred to as "Participants."

         Participation Interests involve special risks for the Fund. Participation Interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments.  If a borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income. The value of that participation interest might also decline, which could affect the net asset value of the Fund's shares. If the issuing financial institution fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

         The Fund's rights under a Participation Interest with respect to a particular Senior Loan may be more limited than the rights of original Lenders or of investors who acquire an Assignment of that Loan. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation Interest and only when the Lender receives the payments from the borrower.  In purchasing Participation Interests, the Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower.  The Fund generally will have no right directly to enforce compliance by the borrower with the terms of the related loan agreement, nor will the Fund generally have the right to object to certain changes to the loan agreement agreed to by the selling institution.  The Fund generally will have no right to compel the lender from whom it purchased the Participation Interest to enforce compliance by the borrower with the terms of the Senior Loan agreement.

         In buying a Participation Interest, the Fund might not directly benefit from the collateral supporting the related Senior Loan and may be subject to any rights of set off the borrower has against the selling institution.  As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original Lender.

         Due to restrictions and conditions on transfer in loan agreements and in the participation agreement negotiated by the Fund and the selling institution, Participation Interests are not as easily purchased or sold as a publicly traded security.  Accordingly, investments in participation interests may be illiquid.

         In buying a Participation Interest, the Fund assumes the credit risk of both the borrower and the Lender selling the Participation Interest.  If a Lender that sells the Fund a Participation Interest becomes insolvent, the Fund may be treated as a general creditor of the Lender.  As a general creditor, the Fund may not benefit from a right of set off that the Lender has against the borrower.  In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the Senior Loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the Lender selling the participation.  The
Fund will acquire a Participation Interest only if the Manager determines that the Lender (or other intermediary
Participant) selling the Participation Interest is creditworthy.

         |X|  Fees.  The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans.  Borrowers typically pay three kinds of fees to
Lenders:

o        facility fees when a Senior Loan is originated;
o        commitment fees on an ongoing basis based on the unused portion of a Senior Loan commitment; and
o        prepayment penalties when a borrower prepays a Senior Loan.

         The Fund receives these fees directly from the borrower if the Fund is an original Lender or, in the case of commitment fees and prepayment penalties, if the Fund acquires an Assignment. Whether the Fund receives a facility fee in the case of an assignment, or any fees in the case of a Participation Interest, depends on negotiations between the Fund and the Lender selling the interests.

         When the Fund buys an Assignment, it may be required to pay a fee, or forgo a portion of interest and fees payable to it, to the Lender selling the assignment.  Occasionally, the assignor pays a fee to the assignee.  In addition, the Fund may be required to pay a transfer fee to the Agent. The seller of a
Participation Interest to the Fund may deduct a portion of the interest and any fees payable to the Fund, as an administrative fee. The Fund may be required to pass along to a buyer of a Senior Loan from the Fund a portion of any fees that the Fund is entitled to.

         If the Fund sells a Participation Interest, the Fund may be required to pay a transfer fee to the Lender that holds the nominal interest in the Senior Loan.

Main Risks of Debt Securities.   In addition to Senior Loans, the Fund can invest up to 20% of its net assets in a variety of debt securities to seek its objective.  Foreign debt securities are subject to the risks of foreign securities described below, and in general, all debt securities (including Senior Loans) are subject to credit risk and interest rate risk.

         |X|  Interest Rate Risk.  Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield.  For example, an increase in prevailing interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value. In addition, debt securities having longer maturities tend to have higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

         The Fund does not have investment policies establishing specific maturity ranges for its investments, and they may be within any maturity range (short, medium or long) depending on the Manager's evaluation of investment opportunities available within the debt securities markets. The Manager expects that the Senior Loans the Fund will invest in will have maturities ranging from 1 to ten years. However, Senior Loans typically have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of a Senior
Loan may be considerably less than its stated maturity. The reinvestment by the Fund of the proceeds of prepaid
Senior Loans could result in a reduction of income to the Fund in falling interest rate environments.  Prepayment penalty fees that may be assessed in some cases may help offset the loss of income to the Fund in those cases.

         Because the interest rates on Senior Loans adjust periodically to reflect current market rates, falling short-term interest rates should tend to decrease the income payable to the Fund on its Senior Loan investments and rising rates should tend to increase that income. The Fund may also use interest rate swaps and other derivative investments to try to shorten the average maturity of its portfolio of debt securities.

         However, investments in floating rate obligations should also mitigate the fluctuations in the Fund's net asset values during periods of changing interest rates, compared to changes in values of longer-term fixed-rate debt securities. Nevertheless, changes in interest rates can affect the value of the Fund's Senior
Loans, especially if rates change sharply in a short period, because the resets of the interest rates on the underlying portfolio of Senior Loans occur periodically and will not all happen simultaneously with changes in prevailing rates. Having a shorter average reset period for its portfolio of Senior Loans may help mitigate that risk.

         The Fund's other investments in debt securities that have fixed interest rates will be subject to the general effects of changes in interest rates, described above. For those investments, the Fund may shift its focus for new investments to securities having longer maturities as interest rates decline and to securities having shorter maturities as interest rates rise.

         |X|  Credit Risk.  Credit risk relates to the ability of an issuer of a debt security to meet interest or principal payments (or both) as they become due.  In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than higher-quality investments.

         The Fund's investments in Senior Loans and other debt securities can include high-yield, non-investment-grade securities (commonly referred to as "high risk" securities, or, in the case of bonds, "junk bonds"). It is expected that most of the Fund's Senior Loans will be below investment grade. Investment-grade securities are securities rated at least "Baa" by Moody's Investors Service, Inc., at least "BBB" by Standard &
Poor's Ratings Service or Fitch, Inc., or that have comparable ratings by another nationally-recognized statistical  rating organization ("NRSRO"). If the debt securities the Fund buys are unrated, they are assigned a rating by the Manager of comparable quality to securities having similar yield and risk characteristics within a rating category of a rating organization.

         "Lower-grade" debt securities are those rated below "investment grade," which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or Duff & Phelps, or similar ratings by other rating organizations.  If debt securities are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are considered part of the Fund's portfolio of lower-grade securities. Although the Fund's net assets will normally invest in Senior Loans rated
"B" or better (or that have, in the Manager's judgment, a comparable quality, if unrated), it can invest up to 15%
of its net assets in investments rated below "B."  A "B" rating is below investment grade.

         While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Fitch are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics.

          |_|  Special Credit Risks of Lower-Grade Securities.  The Fund can invest without limit in lower-grade
Senior Loans and other debt securities, if the Manager believes it is consistent with the Fund's objective of seeking high income and preservation of capital.  Because lower-quality securities tend to offer higher yields than investment-grade securities, the Fund may invest in lower-grade securities to try to achieve higher income.

         Senior Loans, like other debt obligations, are subject to the risk of the borrower's non-payment of scheduled interest and/or principal. While most of the Fund's investments in Senior Loans will be secured by collateral that the Manager believes to be equal to or exceed the principal amount of the Senior Loan at the time of investment, there can be no assurance that the liquidation of such collateral would satisfy the borrower's obligations in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of a borrower's bankruptcy, the Fund could experience delays or limitations in its ability to realize the benefits of collateral securing a loan. A Senior Loan might be collateralized by the stock of the borrower or its subsidiaries, but that stock may lose all of its value in the event of the borrower's bankruptcy. Additionally, some Senior Loans are subject to the risk that a court could subordinate the
Senior Loan to presently existing or future indebtedness of the borrower under fraudulent conveyance or similar laws, or take other actions detrimental to the interests of holders of Senior Loans, including invalidating the loan. Nevertheless, in general, the Manager believes that below-investment-grade Senior Loans currently have more favorable loss recovery rates than other below-investment-grade debt securities.

         While Senior Loans are increasingly being rated by national rating organizations, it is possible that many of the Senior Loans in which the Fund will invest will not be rated by an independent rating agency. While the Fund expects to have access to financial and other information of the borrower that has been made available to the Lenders under a Senior Loan, it may not have such information in connection with Participation Interests and certain Assignments. Additionally, the amount of public information available with respect to Senior Loans will generally be less extensive than what is available for exchange-listed or otherwise registered securities.

         Unlike collateralized Senior Loans, other debt securities the Fund can buy may have no collateral supporting the borrower's obligation to pay interest and repay principal. The Fund can invest in that type of debt securities that are below invest-grade (but they must be rated at least "B" or have a comparable rating assigned by the Manager if unrated).

         There is a greater risk that the issuer of a below-investment-grade debt security may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency.  An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn.  An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal.  In the case of foreign debt securities, these risks are in addition to the special risk of foreign investing discussed in the
Prospectus and in this Statement of Additional Information.

         To the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield debt securities, since stock may be more liquid and less affected by some of these risk factors.

Other Debt Securities the Fund Can Buy. Under normal market circumstances and as part of its regular investment program, the Fund can invest up to 20% of its net assets in debt securities other than Senior Loans. Those types of securities are described below.

         |X|  U.S. Government Securities.  These are securities issued or guaranteed by the U.S. Treasury, other government agencies or federally-charted corporate entities referred to as "instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States.  "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security.  If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment.  The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment.

              |_|  U.S. Treasury Obligations.  These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of one to ten years when issued), and Treasury bonds
(which have maturities of more than ten years when issued).  Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal.  The Fund can also by
U. S. Treasury securities whose interest coupons have been "stripped" by a Federal Reserve Bank, zero-coupon U.S.
Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

                  The U.S. Treasury securities called "TIPS" are designed to provide an investment vehicle that is not vulnerable to inflation.  The interest rate paid by TIPS is fixed.  The principal value rises or falls semi-annually based on changes in the published Consumer Price Index.  If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

              |_|  Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These
include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National
Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage
Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

              |_|  Zero-Coupon U.S. Government Securities.  The Fund can buy zero-coupon U.S. government securities. These will typically be U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

         Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer.  The discount typically decreases as the maturity date approaches.

         Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest.  Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise.  When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

         The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment.  To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Other Investment Techniques and Strategies.  In seeking its objective, from time to time the Fund can use the types of investment strategies and investments described below.  It is not required to use all of these strategies at all times and at times the Fund might not use them.

         |X|  Foreign Securities.  The Fund can invest up to 20% of its total assets in foreign securities.
"Foreign securities" include equity and debt securities (including Senior Loans) of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. government or by foreign supra-national entities.

         Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities"
for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad. Generally, the Fund will purchase Senior Loans of foreign issuers or borrowers only if they are denominated and payable in
U.S. dollars, to reduce the risks of currency fluctuations on the values of the loans.

         The Fund limits its investments in "foreign securities" to securities of companies and governments in
"developed" markets, which the Manager currently defines to include the United Kingdom, Germany, France, Italy,
Belgium, The Netherlands, Luxembourg, Ireland, Sweden, Finland, Switzerland, Austria, Denmark, Norway, Spain,
Canada, Australia, New Zealand and Japan as well as securities issued by "supra-national" entities. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian
Development Bank and the Inter-American Development Bank.

         The percentage of the Fund's assets that will be allocated to foreign securities will vary over time depending on a number of factors. Those factors may include the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of a country's financial markets, the interest rate climate of particular foreign countries and the relationship of  particular foreign currencies to the U.S. dollar.  The
Manager analyzes fundamental economic criteria (for example, relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

         Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in securities of foreign issuers that appear to offer high income potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

              |_|  Foreign Government Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. The Fund may buy securities issued by certain supra-national entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings.  A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income.  There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

              |_|  Risks of Foreign Investing.  Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities.  Some of these additional risks are:

o        reduction of income by foreign taxes;
o        fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o        transaction charges for currency exchange;
o        lack of public information about foreign issuers;
o        lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o        less volume on foreign exchanges than on U.S. exchanges;
o        greater volatility and less liquidity on foreign markets than in the U.S.;
o        less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o        greater difficulties in commencing lawsuits;
o        higher brokerage commission rates than in the U.S.;
o        increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o        possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
o        unfavorable differences between the U.S. economy and foreign economies.

            In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

         Because the Fund can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income the Fund has available for distribution.  Because a portion of the Fund's investment income may be received in foreign currencies, the
Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the
Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

                  |_|  Risks of Conversion to Euro.  On January 1, 1999, eleven countries in the European Union adopted the euro as their official currency.  However, their current currencies (for example, the franc, the mark, and the lira) will also continue in use until January 1, 2002.  After that date, it is expected that only the euro will be used in those countries.  A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs.  But the conversion to the new currency will affect the Fund operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:

o        issuers in which the Fund invests, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency.  This might depress securities values.
o        vendors the Fund depends on to carry out its business, such as its Custodian (which holds the foreign securities the Fund buys), the Manager (which must price the Fund's investments to deal with the conversion to the euro), brokers, foreign markets and securities depositories.  If they are not prepared, there could be delays in settlements and additional costs to the Fund.
o        exchange contracts and derivatives that are outstanding during the transition to the euro.  The lack of currency rate calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

         The Manager has upgraded (at its expense) its computer and bookkeeping systems to deal with the conversion. The Fund's Custodian has advised the Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The Fund's portfolio managers will also monitor the effects of the conversion on the issuers in which the Fund invests. The possible effect of these factors on the Fund's investments cannot be determined with certainty at this time, but they may reduce the value of some of the Fund's holdings and increase its operational costs.

         |X|  Other Zero-Coupon Securities.  The Fund may buy zero-coupon and delayed interest securities, and
"stripped" securities of U.S. and foreign corporations and of foreign government issuers.  These are similar in structure to zero-coupon and "stripped" U.S. government securities, but in the case of foreign government securities may or may not be backed by the "full faith and credit" of the issuing foreign government.
Zero-coupon securities issued by foreign governments and by corporations will be subject to greater credit risks than U.S. government zero-coupon securities.

         |X|  Other "Stripped" Securities.  In addition to buying stripped Treasury securities, the Fund can invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments.  These are a form of derivative investment.

         Mortgage securities may be partially stripped so that each class receives some interest and some principal.  However, they may be completely stripped.  In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass-through certificates or collateralized mortgage obligations (CMOs).

         The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

         |X|  Preferred Stocks.  Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings.  Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.
Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemption prior to maturity, which also can have a negative impact on prices when interest rates decline. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation.

         |X|  Other Floating Rate and Variable Rate Obligations.  The Fund can invest in debt securities other than Senior Loans that have floating or variable interest rates. Those variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity.  The tender may be at par value plus accrued interest, according to the terms of the obligations.

         The interest rate on a floating rate demand note is adjusted automatically according to a stated
prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard.
The instrument's rate is adjusted automatically each time the base rate is adjusted.  The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.  As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.  The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

         Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice.  The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.
The Fund can also buy step-coupon bonds that have a coupon rate that changes periodically during the life of the security on pre-determined dates that are set when the security is issued.

         |X|  "When-Issued" and "Delayed-Delivery" Transactions.  The Fund may invest in securities on a
"when-issued" basis and may purchase or sell securities on a "delayed-delivery" (or "forward-commitment") basis.
"When-issued" and "delayed-delivery" are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

         When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.  Delivery and payment for the securities take place at a later date.  The securities are subject to change in value from market fluctuations during the period until settlement.  The value at delivery may be less than the purchase price.  For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement.

         The Fund may engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time the obligation is entered into.  When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction.  Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

         When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage.  Although the Fund's purpose in entering into delayed-delivery or when-issued purchase transactions is to acquire securities, it may dispose of a commitment prior to settlement.  If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

         At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value.  In a sale transaction, it records the proceeds to be received.  The
Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

         When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices.  For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices.  In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

         |X|  Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so:

o        for liquidity purposes to meet anticipated repurchases of Fund shares, or
o        pending the investment of the proceeds from sales of Fund shares, or
o        pending the settlement of portfolio securities transactions, or
o        for temporary defensive purposes, as described below.

         In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date.  The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect.  Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund's Board of Trustees from time to time.

         The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days may be deemed to be illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 15%
of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

         Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security.  The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do
so. The Manager will monitor the vendor's creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

         |X|  Reverse Repurchase Agreements. The Fund can use reverse repurchase agreements on debt obligations it owns, as a cash management tool, but not as a means of leveraging investments. Under a reverse repurchase agreement, the Fund sells an underlying debt obligation and simultaneously obtains the commitment of the purchaser to sell the security back to the Fund at an agreed-upon price at an agreed-upon date. The Fund will identify on its books liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller. Before the Fund enters into a reverse repurchase agreement, the Manager must be satisfied that the seller, typically a bank or broker-dealer, is creditworthy.

         These transactions involve the risk of default or insolvency by the seller, including possible delays in the Fund's ability to dispose of the underlying collateral. An additional risk is that the market value of the securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. These agreements will be considered borrowings by the Fund and will be subject to the asset coverage requirement under the Fund's policy on borrowing discussed elsewhere in this Statement of
Additional Information.  The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

         |X|  Illiquid and Restricted Securities.  Under the policies and procedures established by the Fund's
Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments.  Because many
Senior Loans are not actively traded in securities markets and are not listed on exchanges, many of the Fund's holdings may be deemed to be "illiquid."  Since the Fund has fundamental policies requiring it to make periodic offers to repurchase a portion of its shares, the Investment Company Act imposes certain liquidity requirements on the Fund in connection with repurchases.  That liquidity requirement extends from the time the Fund sends out a notice to shareholders of the offer of repurchase until the repurchase pricing date.  During that period, a percentage of the Fund's assets equal to 100% of the repurchase offer amount must consist of:

o        assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the assets and which can be sold at that price within the period between the repurchase request deadline and the repurchase payment deadline, or
o        assets that mature by the next repurchase payment deadline.

         If at any time the Fund does not meet those liquidity requirements in connection with repurchases, the
Board of Trustees is required to cause the Fund to take appropriate action to assure compliance. That might include the requirement to sell securities or to terminate borrowings, which could cause losses or additional to the Fund on its investment or loan.

         If the Fund buys a restricted security, one that is not registered under the Securities Act of 1933, the
Fund may have to cause that security to be registered before it can dispose of its holdings.  The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it.  The Fund would bear the risks of any downward price fluctuation during that period.

         The Fund may also acquire restricted securities through private placements.  Those securities have contractual restrictions on their public resale.  Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale. Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days, as well as Rule 144A securities the Fund holds for which there is a lack of a trading market among institutional purchasers.

         |X|  Investments in Equity Securities. The Fund can invest in securities other than debt securities, including certain types of equity securities of both foreign and U.S. companies, if such investments are consistent with the Fund's investment objective. The Fund does not anticipate investing significant amounts of its assets in these securities as part of its normal investment strategy.  The Fund's equity securities principally will be securities acquired in connection with purchasing, restructuring or disposing of Senior
Loans.  Those equity securities include preferred stocks (described above), rights and warrants, and securities convertible into common stock.  Certain equity securities may be purchased because they may provide dividend income.

              |_|  Risks of Investing in Stocks.  Stocks fluctuate in price, and their short-term volatility at times may be great.  To the extent that the Fund invests in equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk can affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change.  The prices of individual stocks do not all move in the same direction uniformly or at the same time.  Different stock markets may behave differently from each other.
         Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry. The Fund can invest in securities of large companies and mid-size companies, but may also hold stocks of small companies, which may have more volatile stock prices than stocks of larger companies.

              |_|  Convertible Securities.  While some convertible securities are a form of debt security, in certain cases their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents."  As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities.  Convertible securities are subject to the credit risks and interest rate risks of debt securities described above.

         The value of a convertible security is a function of its "investment value" and its "conversion value."
If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when interest rates fall and decrease when interest rates rise.  If the conversion value exceeds the investment value, the security will behave more like an equity security.  In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

         To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors:

(1)      whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)      whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and
(3)      the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

              |_|  Rights and Warrants.  The Fund can hold warrants or rights, however, the Fund does not expect that it will have significant investments in warrants and rights. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time.  Their prices do not necessarily move parallel to the prices of the underlying securities.  Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         |X|  Money Market Instruments. The Fund can invest in money market instruments, which are short-term debt obligations, to provide liquidity. Following is a brief description of the types of the U.S.
dollar-denominated money market securities the Fund can invest in. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities.
They may have fixed, variable or floating interest rates.

              |_| U.S. Government Securities. These include obligations issued or guaranteed by the U.S.
government or any of its agencies or instrumentalities, described above.

              |_| Bank Obligations. The Fund can buy time deposits, certificates of deposit and bankers'
acceptances. They must be:

                     o   obligations issued or guaranteed by a domestic bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion, or
o        obligations of a foreign bank with total assets of at least U.S. $1 billion.

         "Banks" include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation.

              |_| Commercial Paper. The Fund can invest in commercial paper if it is rated within the top three rating categories of Standard & Poor's and Moody's or other rating organizations. If the paper is not rated, it may be purchased if the Manager determines that it is comparable to rated commercial paper in the top three rating categories of national rating organizations.

         The Fund can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of
U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

              |_| Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

         Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

         The Fund has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus.
Currently, the Fund does not intend that its investments in variable amount master demand notes will exceed 5% of its total assets.

         |X|  Loans of Portfolio Securities.  To raise cash for income or liquidity purposes, the Fund can lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Fund's
Board of Trustees. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Each type of interest may be shared with the borrower.  The Fund may also pay reasonable finders', custodian and administrative fees in connection with these loans.  The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         |X|  Borrowing.  The Fund has the ability to borrow from banks on an unsecured basis to raise cash in order to repurchase its shares in a Repurchase offer, to fund additional commitments under Senior Loans and for temporary, emergency purposes.  The Fund can also borrow money on a long-term basis to acquire additional investments, which is a speculative technique known as "leverage." The Fund may borrow only from banks, although the Fund may enter into reverse repurchase agreements, which are considered to be borrowings, with dealers and other financial institutions.

         Under current regulatory requirements, the Fund can borrow only to the extent that the value of the
Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

         The Fund expects to meet its commitments to repurchase shares in the amount set by the Board of Trustees by using cash from sales of additional shares of the Fund to the public, sales of portfolio securities, and income from loans or repayments on loans held in its portfolio. However, to the extent needed to enable the Fund to meet the asset coverage requirements for those repurchases under the Investment Company Act, any borrowing by the Fund will either mature by the next repurchase request deadline or provide for its redemption, call, or repayment by the Fund by the next repurchase request deadline.

         The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow. Currently, the Fund does not contemplate using leverage to a substantial degree, but it may do so if the cash available from sales of additional shares, repayment of loans and other sources is insufficient to meet the Fund's cash flow needs.

         |X|  Asset-Backed Securities.  Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or loans. Asset backed securities that are collateralized loan obligations may include domestic and foreign senior secured loans, unsecured senior loans and subordinate corporate loans, all of which may be investment grade or below investment grade in quality. The Fund currently intends to limit its investments in these securities to not more than 10% of its total assets.

         These securities are issued by trusts or special-purpose corporations. They are similar to mortgage-backed securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments  of interest or repayments of principal are not made, the Fund could suffer losses on its investment or delays in receiving payment.

         In general, asset backed securities are subject to prepayment risks, interest rate risks and the credit risks of both the borrowers and of the entity that issues the security. The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted.  The main risks of investing in asset-backed securities are ultimately related to payment of the underlying loans by the individual borrowers.

         The Fund does not select either the borrowers or the collateral under these arrangements. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower.  The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above. Some asset-backed securities do not have the benefit of a security interest in the underlying collateral. Even if the obligations are collateralized, there may be significant delays in collecting on the collateral in the case of a default on an underlying loan, and as an investor in the asset-backed security the Fund may have limited rights or no rights to enforce the terms of underlying loan agreements, to object to amendments to the lending agreement or to any set-off against the borrower.

         |X|  Derivatives.  The Fund can invest in a variety of derivative investments to seek income or for hedging purposes. Derivative investments the Fund can use include the mortgage-backed and asset-backed securities described above, and the swaps, structured notes and other hedging instruments described below in this Statement of Additional Information.

         |X|  Hedging.  The Fund can use hedging instruments, although it is not obligated to use them in seeking its objective. The Fund may uses these techniques to try to preserve returns on a particular investment in its portfolio, or to try to protect against anticipated decreases in the interest rates on floating rate investments or for other risk-management purposes, such as managing the effective dollar-weighted average maturity of the
Fund's portfolio. To attempt to protect against declines in the market value of the Fund's portfolio holdings from changes in interest rates or other market factors, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, the Fund could:

o        sell futures contracts,
o        buy puts on such futures or on securities, or
o        write covered calls on securities or futures.  Covered calls may also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

         The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position.  The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

o        buy futures, or
o        buy calls on such futures or on securities.

         The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the
Manager's discretion, as described below.  The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market.  Because these hedging transactions are entered into for risk management purposes, the Manager does not believe that these obligations are "senior securities" subject to the Fund's asset-coverage requirements for senior securities. The particular hedging instruments the Fund can use are described below.  The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

              |_|  Futures.  The Fund can buy and sell futures contracts that relate to (1) broadly-based securities indices (these are referred to as "financial futures"), (2) commodities (these are referred to as
"commodity index futures"), (3) debt securities (these are referred to as "interest rate futures"), and (4)
foreign currencies (these are referred to as "forward contracts").

         A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the securities included in the index and its value fluctuates in response to the changes in value of the underlying securities.  A stock index cannot be purchased or sold directly.  Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index.  These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction.  There is no delivery made of the underlying securities to settle the futures obligation.  Either party may also settle the transaction by entering into an offsetting contract.

         An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction.  Either party could also enter into an offsetting contract to close out the position.

         The Fund can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver.  The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

         The Fund does not pay or receive money on the purchase or sale of a future.  Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker").  Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions.  As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be
paid to or by the futures broker daily.   Alternatively, the Fund may maintain accounts with futures brokers, provided that the Fund and the futures brokers comply with the requirements of the rules under the Investment
Company Act.

         At any time prior to the expiration of a futures contract, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund.  Any loss or gain on the future is then realized by the
Fund for tax purposes.  All futures transactions (other than forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded.

              |_|  Put and Call Options.  The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls").  The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, and options on the other types of futures described above.

                  |_|  Writing Covered Call Options.  The Fund can write (that is, sell) covered calls. If the
Fund sells a call option, it must be covered.  That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised.  There is no limit on the amount of the Fund's total assets that may be subject to covered calls the Fund writes, although the Fund does not expect to engage in this practice extensively.

         When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security.  The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

         When the Fund writes a call on an index, it receives cash (a premium).  If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference.  If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium.

         The Fund's custodian bank, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions.  OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

         When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option.  The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

         To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a
"closing purchase transaction."  The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction.  The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call.  Any such profits are considered short-term capital gains for Federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

         The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying on its books an equivalent dollar amount of liquid assets.  The Fund will identify additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future.  Because of this asset coverage requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

                  |_|   Writing Put Options.  The Fund can sell put options on securities, broadly-based securities indices, foreign currencies and futures. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.  The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put options.

         If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put.  However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

         If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred.  If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time.  In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

         When writing a put option on a security, to secure its obligation to pay for the underlying security the
Fund will identify on its books liquid assets with a value equal to or greater than the exercise price of the underlying securities.  The Fund therefore forgoes the opportunity of investing the identified assets or writing calls against those assets.

         As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price.  The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.  That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold.  Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

         The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option.  Any profits from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

                  |_|  Purchasing Calls and Puts.  The Fund can purchase calls on securities, broadly-based securities indices, foreign currencies and futures. It may do so to protect against the possibility that the
Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call
(other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

         The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call.  If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

         The Fund can buy puts on securities, broadly-based securities indices, foreign currencies and futures, whether or not it owns the underlying investment. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

         Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price.  The resale price will vary inversely to the price of the underlying investment.  If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

         Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration.
That sale may or may not be at a profit.

         When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.  Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

         The Fund may also purchase calls and puts on spread options.  Spread options pay the difference between two interest rates, two exchange rates or two referenced assets.  Spread options are used to hedge the decline in the value of an interest rate, currency or asset compared to a reference or base interest rate, currency or asset.  The risks associated with spread options are similar to those of interest rate options, foreign exchange options and debt or equity options.

         The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

                  |_|  Buying and Selling Options on Foreign Currencies.  The Fund can buy and sell calls and puts on foreign currencies.  They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options.  The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

         If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency.  If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

         A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its Custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

         The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S.
dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate.  This is known as a "cross-hedging" strategy.  In those circumstances, the Fund covers the option by maintaining cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in a segregated account with the Fund's Custodian bank.

              |_|  Risks of Hedging with Options and Futures.  The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for other portfolio management decisions.  If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

         The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate.  The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.  Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

         The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put.  Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments.
Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered call written by the Fund is exercised on an investment that has increased in value, the
Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

         An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.  The
Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

         There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities.  For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline.
If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities.  However, while this could occur for a very brief period or to a very small degree, over time the value of a portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

         The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

         The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

         The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline.  If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

              |_|  Forward Contracts.  Forward contracts are foreign currency exchange contracts.  They are used to buy or sell foreign currency for future delivery at a fixed price.  The Fund can use them to "lock in" the
U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency.  The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency.  The Fund may also use "cross-hedging"
where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

         Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into.  These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

         The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates.  The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

         When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to
"lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments.  To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

         The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge."  When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency.
When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount.  Alternatively, the
Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

         The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts.  The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

         However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess.  As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price.  As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

         The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold.  In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the
Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

         The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the
Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

         At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved.  Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

              |_|  Interest Rate Swaps and Total Return Swaps.  In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive fixed rate payments for floating rate payments.  If the Fund held a Senior Loan with an interest rate that is reset only once a year, it might swap the right to receive interest at that rate for the right to receive interest at a rate that is reset every week. In that case, if interest rates were to rise, the increased interest received by the Fund would offset a decline in the value of the Senior Loan.  On the other hand, if interest rates were to fall, the Fund's benefit from the effect of falling interest rates on the value of the Senior Loan would decrease.

         In addition, the Fund may invest in total return swaps with appropriate counterparties.  In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment.
For example, if the Fund wished to invest in a Senior Loan, it could instead enter into a total return swap and receive the total return of the Senior Loan, less the "funding cost," which would be a floating interest rate payment to the counterparty.

         Under a swap agreement, the Fund typically will pay a fee determined by multiplying the face value of the swap agreement by an agreed-upon interest rate.  If the underlying asset value declines over the term of the swap, the Fund would be required to pay the dollar value of that decline to the counterparty in addition to its fee payments.

         The Fund intends to invest only in swap transactions that are exempt from regulation by the Commodity
Futures Trading Commission under the Commodity Exchange Act.

         Swap agreements entail both interest rate risk and credit risk.  There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it receives.  Credit risk arises from the possibility that the counterparty will default.  If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.  The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

         The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement.  If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount.  In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party.  Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap.  The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination.  The termination of all swaps and the netting of gains and losses on termination are generally referred to as "aggregation."

              |_|  Regulatory Aspects of Hedging Instruments.  When using futures and options on futures, the
Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC").  In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC.  The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position.  However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the
Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

         Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the
Fund (or an advisor that is an affiliate of the Fund's advisor).  The exchanges also impose position limits on futures transactions.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

         Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

              |_|  Tax Aspects of Certain Hedging Instruments.  Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code.  In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code.  However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss.  In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized.  These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code.  An election can be made by the Fund to exempt those transactions from this mark-to-market treatment.

         Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes.  The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions.  Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle.  Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

         Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

1.       gains or losses attributable to fluctuations in exchange rates that occur between  the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities,
              and
2.       gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

         Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

         |X| Temporary Defensive Investments.  When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund's temporary defensive investments can include the following short-term (maturing in one year or less) dollar-denominated debt obligations:

o        obligations issued or guaranteed by the U. S. government or its instrumentalities or agencies,
o        commercial paper (short-term, unsecured promissory notes) of domestic or foreign companies,
o        debt obligations of domestic or foreign corporate issuers,
o        certificates of deposit and bankers' acceptances of domestic and foreign banks  having total assets in excess of $1 billion, and
o        repurchase agreements.

         Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Portfolio Turnover.  "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year.  For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Manager is not limited in the amount of portfolio trading it may conduct on behalf of the Fund and will buy and sell securities as it deems appropriate. The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund could have a portfolio turnover rate of more than 100%
annually.  The portfolio turnover rate may vary greatly from year to year.  The Fund can engage in short-term trading to try to achieve its objective. However, the Manager currently does not expect the Fund's annual portfolio turnover rate to exceed 100%.

         Increased portfolio turnover creates higher transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code. If the Fund repurchases large amounts of shares during Repurchase Offers, it may have to sell portions of its securities holdings to raise cash to pay for those repurchases.  That might may result in a higher than usual portfolio turnover rate.

Investment Restrictions. In addition to having a number of investment policies and restrictions identified in the
Prospectus or elsewhere as "fundamental policies," the Fund has other investment restrictions that are fundamental policies, described below.

         |X|  What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities.  Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

o        67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o        more than 50% of the outstanding shares.

         Policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

         |X|  What Are the Fund's Additional Fundamental Policies?  The following investment restrictions are fundamental policies of the Fund:

o        The Fund cannot invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry. The Fund can invest 25% or more of its total assets and can invest up to 100% of its total assets in securities of issuers in the group of financial services industries, which under the Fund's currently-used industry classifications include the following industries (this group of industries and the Fund's industry classifications can be changed by the Fund without shareholder approval): banks, bank holding companies, commercial finance, consumer finance, diversified financial, insurance, savings and loans, and special purpose financial.  For the purpose of this investment restriction, the term "issuer" includes the borrower under a loan, the agent bank for a loan, and any intermediate participant in the loan interposed between the borrower and the Fund. The percentage limitation in this investment restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. For the purposes of interpreting this investment restriction, each foreign national government is treated as an "industry" and utilities are divided according to the services they provide.

o        The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets at the time of the borrowings. The Fund's borrowings must comply with the 300% asset coverage requirement under the
              Investment Company Act, as such requirement may be amended from time to time.

o        The Fund cannot make loans to other persons. However, the Fund can invest in loans (including by direct investments or purchasing assignments or participation interests) and other debt obligations in accordance with its investment objective and policies.  The Fund may also lend its portfolio securities and may purchase securities subject to repurchase agreements.

o        The Fund cannot buy or sell real estate. However, the Fund can purchase securities secured by real estate or interests in real estate, or issued by issuers (including real estate investment trusts) that invest in real estate or interests in real estate.  The Fund may hold and sell real estate as acquired as a result of the Fund's ownership of securities.

o        The Fund cannot buy or sell commodities or commodity contracts.  However, the Fund can buy and sell derivative instruments and other hedging instruments, such as futures contracts, options and swaps.

o        The Fund cannot underwrite securities of other companies.  A permitted exception is in case the Fund is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

o        The Fund cannot buy securities on margin.  However, the Fund can make margin deposits in connection with its use of derivative instruments and hedging instruments.

o        The Fund cannot issue "senior securities," except as permitted under the Investment Company Act. This limitation does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.  Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

         Notwithstanding the Fund's investment policies and restrictions, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund. This could allow creation of a "master/feeder" structure in the future, although the Fund has no current intention to restructure in this manner.

         Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

         For purposes of the Fund's policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information.  This is not a fundamental policy.

|X|      Additional Fundamental Policies Concerning Repurchase Offers. The following policies concerning the
Repurchase Offers are fundamental, which means that the Board of Trustees cannot change the policies without the vote of the holders of a "majority of the fund's outstanding voting securities," as that term is defined in the
1940 Act:

o        The Fund will make periodic Repurchase Offers, pursuant to Rule 23c-3 under the Investment Company Act
              (as that Rule may be amended from time to time).
o        Repurchase Offers shall be made at periodic intervals of three months between Repurchase Request
              Deadlines.  The Repurchase Request Deadlines will be at the time on the regular business day
              (normally the last regular business day) in the months of January, April, July and October to be determined by the Fund's Board of Trustees.
o        The Repurchase Pricing Date for a particular Repurchase Offer shall be not more than 14 days after the
              Repurchase Request Deadline for that Repurchase Offer. If that day is not a regular business day, then the Repurchase Pricing Date will be the following  regular business day.

How the Fund is Managed

Organization and History. The Fund is a closed-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in June 1999.

         The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

              The Board of  Trustees  has an Audit  Committee  and a Review  Committee.  The  members  of the Audit
Committee are Edward L. Cameron  (chairman),  William L.  Armstrong and George C. Bowen.  The Audit  Committee held six  meetings  during the Fund's  fiscal year ended July 31,  2001.  The Audit  Committee  provides  the Board with recommendations  regarding the selection of the Fund's  independent  auditor.  The Audit Committee also reviews the scope and  results  of audits  and the audit fees  charged,  reviews  reports  from the  Fund's  independent  audit concerning  the Fund's  internal  accounting  procedures and controls and selects and nominates for approval by the
Board the independent Trustees, among other duties as set forth in the Committee's charter.

         The members of the Review Committee are Jon S. Fossel (chairman), Sam Freedman, F. William Marshall,
Jr., and Robert G. Avis.  The Review Committee held six meetings during the fiscal year ended July 31, 2001.  The
Review Committee reviews reports and makes recommendations to the Board concerning the fees paid to the Fund's
Transfer Agent and the services provided to the Fund by the Transfer Agent.  The Review Committee also reviews policies and procedures adopted by the Fund to comply with the Investment Company Act of 1940 and other applicable law, among other duties as set forth in the Committee's charter.

|X|      Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes.  The Board has done so, and the Fund currently has three classes of shares: Class A, Class B and Class C, each having a par value of $0.001 per share.  All classes invest in the same investment portfolio.  Each class of shares:

o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        may have a different net asset value,
o        may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o        votes as a class on matters that affect that class alone.

         Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

         The Trustees are authorized to create new series and classes of shares.  The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares.  The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.  Shares do not have cumulative voting rights or preemptive or subscription rights.  Shares may be voted in person or by proxy at shareholder meetings.

         |X|  Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

         Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee.  The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the
Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less.
The Trustees may also take other action as permitted by the Investment Company Act.

         |X|  Shareholder and Trustee Liability.  The Fund's Declaration of Trust contains an express disclaimer of shareholder and Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations.  The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

         The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. The Declaration of Trust further states that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund.  The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below.  Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Trustees are also trustees, directors or managing general partners of the following Board II Oppenheimer funds1:

Oppenheimer Cash Reserves                               Oppenheimer Select Managers
Oppenheimer Champion Income Fund                        Oppenheimer Senior Floating Rate Fund
Oppenheimer Capital Income Fund                         Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund                             Oppenheimer Total Return Fund, Inc.
Oppenheimer International Bond Fund                     Oppenheimer Variable Account Funds
Oppenheimer Integrity Funds                             Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund                Centennial America Fund, L. P.
Oppenheimer Main(R)Street Funds, Inc.                    Centennial California Tax Exempt Trust
Oppenheimer Main Street(R)Opportunity Fund               Centennial Government Trust
Oppenheimer Main Street(R)Small Cap Fund                 Centennial Money Market Trust
Oppenheimer Municipal Fund                              Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund(R)                          Centennial Tax Exempt Trust

      Messrs. Swain, Murphy, Wixted, Zack, Molleur, Zimmer and Welsh and Ms. Ives, Feld and Hui who are officers of the Fund, respectively hold the same offices with the other Oppenheimer funds.  As of November 5, 2001, the
Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.  The foregoing statement does not reflect shares held of record by an employee benefit plan for employees of
OppenheimerFunds, Inc. other than shares beneficially owned under that plan by the officers of the Fund listed below.  Mr. Murphy is a trustee of that plan.

James C. Swain, Chairman, Chief Executive Officer and Trustee, Age: 68.
6803 South Tucson Way, Englewood, Colorado 80112

Formerly Vice Chairman of the Manager (until January 2, 2002) and President and a director of Centennial Asset
Management Corporation (until 1997), an investment advisory subsidiary of the Manager. Oversees 41 portfolios in the OppenheimerFunds complex.

John V. Murphy*, President and Trustee, Age: 53.
498 Seventh Avenue, New York, New York 10018
Chairman, Chief Executive Officer and director (since June 2001) and President (since September 2000) of the
Manager; President and a director or trustee of other Oppenheimer funds; President and a director (since July
2001) of Oppenheimer Acquisition Corp., the Manager's parent corporation and of Oppenheimer Partnership Holdings,
Inc., a holding company subsidiary of the Manager; a director (since November 2001) of OppenheimerFunds
Distributor, Inc., the Fund's distributor; Chairman and a director (since July 2001) of Shareholder Services,
Inc. and of Shareholder Financial Services, Inc., both are transfer agent subsidiaries of the Manager; President and a director (since July 2001) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of the following investment advisory subsidiaries of the Manager: OAM Institutional, Inc.
and Centennial Asset Management Corporation (since November 2001), HarbourView Asset Management Corporation and
OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001) and a director (since July
2001) of Oppenheimer Real Asset Management, Inc., an investment advisory subsidiary of the Manager; a director
(since November 2001) of Trinity Investment Management Corp. and Tremont Advisers, Inc., investment advisory affiliates of the Manager; Executive Vice President (since February 1997) of Massachusetts Mutual Life Insurance
Company, the Manager's parent company; a director (since June 1995) of DBL Acquisition Corporation; formerly,
Chief Operating Officer (from September 2000 to June 2001) of the Manager; President and trustee (from November
1999 to November 2001) of MML Series Investment Fund and MassMutual Institutional Funds, open-end investment companies; a director (from September 1999 to August 2000) of C.M. Life Insurance Company; President, Chief
Executive Officer and director (from September 1999 to August 2000) of MML Bay State Life Insurance Company; a
director (from June 1989 to June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank, a wholly-owned subsidiary of Emerald Isle Bancorp. Oversees 64 portfolios in the OppenheimerFunds complex.

William L. Armstrong, Trustee, Age: 64.
6803 South Tucson Way, Englewood, Colorado 80112

Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company (since 1991),
Centennial State Mortgage Company (since 1994), The El Paso Mortgage Company (since 1993), Transland Financial
Services, Inc. (since 1997); Chairman of the following private companies: Great Frontier Insurance (insurance agency) (since 1995) and Ambassador Media Corporation (since 1984); a director of the following public companies:
Storage Technology Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), UNUMProvident (insurance company) (since 1991). Formerly Director of
International Family Entertainment (television channel) (1992 - 1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); a U.S. Senator (January
1979-January 1991). Oversees 41 portfolios in the OppenheimerFunds complex.

Robert G. Avis, Trustee, Age: 70.
6803 South Tucson Way, Englewood, Colorado 80112

Formerly Mr. Avis held the following  positions:  Director and President of A.G.  Edwards  Capital,  Inc.  (General
Partner of private equity funds) (until February  2001);  Chairman,  President and Chief Executive  Officer of A.G.
Edwards Capital,  Inc. (until March 2000);  Vice Chairman and Director of A.G.  Edwards,  Inc. and Vice Chairman of
A.G. Edwards & Sons, Inc. (its brokerage company  subsidiary) (until - March 1999);  Chairman of A.G. Edwards Trust
Company and A.G.E.  Asset  Management  (investment  advisor) (until - March 1999); and a Director of A.G. Edwards &
Sons and A.G. Edwards Trust Company (until - March 2000). Oversees 41 portfolios in the OppenheimerFunds complex.

George C. Bowen, Trustee, Age: 65.
6803 South Tucson Way, Englewood, Colorado 80112

Formerly (until April 1999) Mr. Bowen held the following positions: Senior Vice President (from September 1987)
and Treasurer (from March 1985) of the Manager; Vice President (from June 1983) and Treasurer (since March 1985)
of OppenheimerFunds Distributor, Inc.; Senior Vice President (since February 1992), Treasurer (since July 1991)
Assistant Secretary and a director (since December 1991) of Centennial Asset Management Corporation; Vice
President (since October 1989) and Treasurer (since April 1986) of HarbourView Asset Management Corporation;
President, Treasurer and a director of Centennial Capital Corporation (June 1989 - January 1990), a prior investment advisory subsidiary of the Manager; Vice President and Treasurer (since August 1978) and Secretary
(since April 1981) of Shareholder Services, Inc.; Vice President, Treasurer and Secretary of Shareholder
Financial Services, Inc. (since November 1989); Assistant Treasurer of Oppenheimer Acquisition Corp. (since March
1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of
Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer and director of MultiSource
Services, Inc., a broker-dealer subsidiary of the Manager (since March 1996); Treasurer of OppenheimerFunds
International Ltd. and Oppenheimer Millennium Funds plc (since October 1997), offshore fund management subsidiaries of the Manager. Oversees 41 portfolios in the OppenheimerFunds complex.

Edward L. Cameron, Trustee, Age: 63.
6803 South Tucson Way, Englewood, Colorado 80112

Director of Genetic ID, Inc. and its subsidiaries, a privately held biotech company (since March 2001); a member of The Life Guard of Mount Vernon, George Washington's home (since June 2000).  Formerly a partner with
PricewaterhouseCoopers LLP (an accounting firm) (from 1974-1999) and Chairman, Price Waterhouse LLP Global
Investment Management Industry Services Group (from 1994-1998). Oversees 41 portfolios in the OppenheimerFunds complex.

Jon S. Fossel, Trustee, Age: 59.
6803 South Tucson Way, Englewood, Colorado 80112

Chairman and Director of Rocky Mountain Elk Foundation, a not-for-profit foundation (since 1998); and a director of P.R. Pharmaceuticals, a privately held company (since October 1999) and UNUMProvident (insurance company)
(since June 1, 2002). Formerly Mr. Fossel held the following positions: Chairman and a director (until October
1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive
Officer and a director of Oppenheimer Acquisition Corp., Shareholder Services, Inc. and Shareholder Financial
Services, Inc. (until October 1995). Oversees 41 portfolios in the OppenheimerFunds complex.

Sam Freedman, Trustee, Age: 61.
6803 South Tucson Way, Englewood, Colorado 80112

Formerly (until October 1994) Mr. Freedman held the following positions: Chairman and Chief Executive Officer of
OppenheimerFunds Services (from August 1980); Chairman, Chief Executive Officer and a director of Shareholder
Services, Inc. (from August 1980); Chairman, Chief Executive Officer and director of Shareholder Financial
Services, Inc. (from November 1989); Vice President and director of Oppenheimer Acquisition Corp. (from October
1990) and a director of the Manager (from October 1990). Oversees 41 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr., Trustee, Age: 59.
6803 South Tucson Way, Englewood, Colorado 80112

Trustee (since 1996) of MassMutual Institutional Funds and of MML Series Investment Fund (open-end investment companies). Formerly Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (January 1999 - July 1999);
President, Chief Executive Officer and Director of SIS Bankcorp., Inc. and SIS Bank (formerly Springfield
Institution for Savings) (May 1993 - December 1998); Executive Vice President of Peoples Heritage Financial
Group, Inc. (January 1999 - July 1999); Chairman and Chief Executive Office of Bank of Ireland First Holdings,
Inc. and First New Hampshire Banks (June 1990 - May 1993). Oversees 41 portfolios in the OppenheimerFunds complex.

Arthur J. Zimmer, Vice President and Portfolio Manager, Age: 56.
6803 South Tucson Way, Englewood, Colorado 80112

Senior Vice President of the Manager (since June 1997) and of HarbourView Asset Management Corporation (since
April 1999); Vice President of Centennial Asset Management Corporation (since June 1997); formerly Vice President of the Manager (October 1990 - June 1997).

Joseph Welsh, Assistant Vice President and Portfolio Manager, Age: 38.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President (since December 2000) of the Manager; a high yield bond analyst for the Manager (since January
1995), formerly, Assistant Vice President of the Manager (December 1996-November 2000).

Margaret Hui, Assistant Vice President and Associate Portfolio Manager, Age: 43.
6803 South Tucson Way, Englewood, Colorado 80112
Assistant Vice President of the Manager (since October 1999); before joining the Manager, she was Vice President
- Syndications of Sanwa Bank California (January 1998 - September 1999), prior to which she was a Vice President of Banque Nationale de Paris (May 1990 - January 1998).

Brian W. Wixted, Treasurer, Age: 42.
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since March 1999) of
HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real Asset Management
Corporation, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., and of OFI Private
Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds
plc (since May 2000); Treasurer (since May 2000) of Oppenheimer Trust Company; Assistant Treasurer (since March
1999) of Oppenheimer Acquisition Corporation and of Centennial Asset Management Corporation; an officer of other
Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services
Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment
Management Corp. (September 1991 - March 1995).

Robert G. Zack, Vice President and Secretary, Age: 53.
498 Seventh Avenue, New York, New York 10018

Senior Vice President (since May 1985) and General Counsel (since February 2002) of the Manager; Assistant
Secretary of Shareholder Services, Inc. (since May 1985), Shareholder Financial Services, Inc. (since November
1989); OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly, Acting General Counsel (November 2001-February 2002) and Associate General
Counsel (1984 - October 2001).

Denis R. Molleur, Assistant Secretary, Age: 44.
498 Seventh Avenue, New York, New York 10018
Vice President and Senior Counsel of the Manager (since July 1999); an officer of other Oppenheimer funds;
formerly a Vice President and Associate Counsel of the Manager (September 1995 - July 1999).

Katherine P. Feld, Assistant Secretary, Age: 43.
498 Seventh Avenue, New York, New York 10018
Vice  President  and  Senior  Counsel  of the  Manager  (since  July  1999);  Vice  President  of  OppenheimerFunds
Distributor,  Inc.  (since  June  1990);  an officer of other  Oppenheimer  funds;  formerly a Vice  President  and
Associate Counsel of the Manager (June 1990 - July 1999).

Kathleen T. Ives, Assistant Secretary, Age: 36.
6803 South Tucson Way, Englewood, CO 80112

Vice President and Assistant Counsel of the Manager (since June 1998); Vice President of OppenheimerFunds
Distributor, Inc. (since February 1995); an officer of other Oppenheimer funds; formerly an Assistant Vice
President and Assistant Counsel of the Manager (August 1997 - June 1998); and Assistant Counsel of the Manager
(August 1994 - August 1997).

Remuneration of Trustees.  The officers of the Fund and one Trustee of the Fund (Mr. Murphy) are affiliated with the Manager and receive no salary or fee from the Fund.  The remaining Trustees of the Fund received the compensation shown below.  The compensation paid by the Fund in the table below is the amount paid by the Fund during the Fund's first full fiscal year ended July 31, 2001. .  Mr. Swain was affiliated with the Manager until
January 2, 2002.  The compensation from all of the Board II Oppenheimer funds represents compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 2000.

----------------------------------------- -------------------------------- ---------------------------------

                                                                           Total Compensation
                                          Aggregate Compensation           From all Board II
Trustee's Name and Position*              From Fund2                       Oppenheimer Funds1
                                                                           (41 Funds)

----------------------------------------- -------------------------------- ---------------------------------
----------------------------------------- -------------------------------- ---------------------------------

William L. Armstrong
Audit Committee Member                                 $711                            $49,270

----------------------------------------- -------------------------------- ---------------------------------
----------------------------------------- -------------------------------- ---------------------------------

Robert G. Avis                                         $652                            $72,000
Review Committee Member
----------------------------------------- -------------------------------- ---------------------------------
----------------------------------------- -------------------------------- ---------------------------------

George C. Bowen                                        $570                            $55,948
Audit Committee Member

----------------------------------------- -------------------------------- ---------------------------------
----------------------------------------- -------------------------------- ---------------------------------

Edward L. Cameron
Audit Chairman Chairman                                $451                            $26,709
----------------------------------------- -------------------------------- ---------------------------------
----------------------------------------- -------------------------------- ---------------------------------

Jon S. Fossel
Review Committee Chairman                              $707                            $77,880
----------------------------------------- -------------------------------- ---------------------------------
----------------------------------------- -------------------------------- ---------------------------------

Sam Freedman
Review Committee Member                                $739                            $80,100
----------------------------------------- -------------------------------- ---------------------------------
----------------------------------------- -------------------------------- ---------------------------------

C. Howard Kast3                                                                        $86,150
                                                       $784

----------------------------------------- -------------------------------- ---------------------------------
----------------------------------------- -------------------------------- ---------------------------------

Robert M. Kirchner3
                                                       $711                            $76,950

----------------------------------------- -------------------------------- ---------------------------------
----------------------------------------- -------------------------------- ---------------------------------

F. William Marshall, Jr.                               $323                            $ 3,768
Review Committee Member

----------------------------------------- -------------------------------- ---------------------------------

         *  Effective  July 1,  2000,  William  A.  Baker and Ned M. Steel  resigned  as  Trustees  of the Fund and subsequently  became  Trustees  Emeritus of the Fund. For the fiscal year ended July 31, 2001,  Messrs.  Baker and Steel each received $514  aggregate  compensation  from the Fund and for the calendar year ended  December
     31, 2000,  they each received  $63,999  total  compensation  from all Board II  Oppenheimer  funds.  Effective
     April 5, 2001,  Raymond J.  Kalinowski  resigned  as Trustee of the Fund.  For the fiscal  year ended July 31,
     2001,  Mr.  Kalinowski  received  $470  aggregate  compensation  from the Fund and for the calendar year ended
     December 31, 2000, he received $73,500 total compensation from all Board II Oppenheimer funds.

1.       For the Fund's fiscal year end July 31, 2001.
2.       For the 2000 calendar year.

3.       Effective July 1, 2002, Messrs. Kast and Kirchner retired as Directors/Trustees from the Board II funds.

         |X|  Deferred Compensation Plan.  The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund.  Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee.  The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

         Deferral of Trustee's fees under the plan will not materially affect the Fund's assets, liabilities and net income per share.  The plan will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee.  Pursuant to an Order issued by the Securities and Exchange
Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

         |X|  Major Shareholders.  As of November 5, 2001, there are no persons owning of record or known by the
Fund to be the beneficial owner of 5% or more of the shares of any class of the Fund.

The Manager.  The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by
Massachusetts Mutual Life Insurance Company.

                  |X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics.  It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions.  Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager.  The
Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls.  Compliance with the Code of
Ethics is carefully monitored and enforced by the Manager.

         The Code of Ethics is an Exhibit to the Fund's Registration Statement filed with the Securities and
Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can
obtain information about the hours of operation of the Public Reference Room by calling the SEC at
1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's
EDGAR database at the SEC's Internet web site at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing to the SEC's Public
Reference Section, Washington, D.C. 20549-0102.

         |X|  The Investment Advisory Agreement.   The Manager provides investment advisory and management
services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects investments for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the
Fund's portfolio.

         The investment advisory agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the
Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

           The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.
The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. Under its voluntary expense limitation undertaking, the Manager waived its entire fee for the period from September 8, 1999, to March 1,
2000.  For the period from March 1, 2000, to March 31, 2000, the Manager waived 0.50% of the management fee.
From and after April 1, 2000, the Manager waived 0.20% of its fee under its current undertaking, which can be amended or terminated at any time.

        -------------------------------- ---------------------------------------------------------------

        Fiscal Year Ended 7/31:          Management Fees Paid to OppenheimerFunds, Inc.
        -------------------------------- ---------------------------------------------------------------
        -------------------------------- ---------------------------------------------------------------
        2000                             $920,9971
        -------------------------------- ---------------------------------------------------------------
        -------------------------------- ---------------------------------------------------------------
        2001                             $3,903,9992
        -------------------------------- ---------------------------------------------------------------
         1. Amount is without considering voluntary waivers in effect during all or a portion of the fiscal year.
         The
         amount waived was $468,292.
         2. Amount is without considering a reduction to custodian expenses of $31,802 and a voluntary waiver
         in    the amount of $1,081,480.

         The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.

The agreement  permits the Manager to act as investment  advisor for any other person,  firm or corporation  and to use the name  "Oppenheimer"  in  connection  with other  investment  companies  for which it may act as  investment advisor or general  distributor.  If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement.  One of the duties of the Manager under the investment advisory agreement is to arrange the loans and other portfolio transactions for the Fund.  The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions.
The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

         Under the investment advisory agreement, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion.  The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the
Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment advisor.

Brokerage Practices Followed by the Manager.  The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the
Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers.
In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the
Manager's executive officers supervise the allocation of brokerage.

         Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers.  In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S.
markets.  Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so.  In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

         Other funds advised by the Manager may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities.  If two or more funds advised by the
Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         Most purchases of debt obligations, including Senior Loans, are principal transactions at net prices.
Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Manager determines that a better price or execution can be obtained by using the services of a broker.  Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter.  Purchases from dealers include a spread between the bid and asked prices.  The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

The investment  advisory agreement permits the Manager to allocate brokerage for research services.  The investment research  services  provided by a particular  broker may be useful only to one or more of the advisory  accounts of the Manager and its affiliates.  The investment  research  received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's  other  accounts.  Investment  research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.
         Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the
Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

         The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

         The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase.  The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

--------------------------------------- ----------------------------------------------------------------------------
       Fiscal Year Ended 7/31:                         Total Brokerage Commissions Paid by the Fund1
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
                 2000                                                      None
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
                 2001                                                    $214,441
--------------------------------------- ----------------------------------------------------------------------------
1.       Amounts do not include spreads or concessions on principal transactions on a net trade basis.

Distribution and Service Plans

The Distributor.  Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.  The
Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders.  The Distributor is not obligated to sell a specific number of shares.  Expenses normally attributable to sales are borne by the Distributor.

         The sales charges and concessions paid to (or retained by) the Distributor from the sale of shares or on the repurchase of shares during the two most recent Fiscal years and the Early Withdrawal Charges retained by the
Distributor on the repurchased shares for the most recent Fiscal year are shown in the table below.

-------------------------- -------------------------------------------- ---------------------------------------------
Fiscal Year Ended 7/31:    Concessions on Class B Shares Advanced by    Concessions on Class C Shares Advanced by
                           the Distributor1                             the Distributor1
-------------------------- -------------------------------------------- ---------------------------------------------
-------------------------- -------------------------------------------- ---------------------------------------------
2000                       $2,369,945                                   $1,885,899
-------------------------- -------------------------------------------- ---------------------------------------------
-------------------------- -------------------------------------------- ---------------------------------------------
2001                       $3,946,072                                   $2,559,666
-------------------------- -------------------------------------------- ---------------------------------------------
1.  The Distributor advances concessions to dealers for sales of Class B and Class C shares from its own resources at the time of sale.  There are no concessions on sales of Class A shares.

-------------------------- ------------------------------ ----------------------------- ------------------------------
Fiscal Year Ended 7/31:    Class A Early Withdrawal       Class B Early Withdrawal      Class C Early Withdrawal
                           Charges Retained by            Charges Retained by           Charges Retained by
                           Distributor                    Distributor                   Distributor
-------------------------- ------------------------------ ----------------------------- ------------------------------
-------------------------- ------------------------------ ----------------------------- ------------------------------
2001                       $2,500                         $273,796                      $269,156
-------------------------- ------------------------------ ----------------------------- ------------------------------

Distribution and Service Plans.  The Fund has adopted a Service Plan for Class A shares and Distribution and
Service Plans for Class B and Class C shares.  Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

         Because the Fund is a closed-end fund and is not able to rely on the provisions of Rule 12b-1 under the
Investment Company Act that apply to open-end funds, the Fund has requested and obtained from the Securities and
Exchange Commission exemptive relief from certain provisions of the Investment Company Act, to permit the Fund to adopt Distribution and Service Plans and to make payments under those plans to the Distributor. The operation of those plans is contingent upon the continued availability of that exemptive relief from the SEC. That exemptive order also permits the Fund to impose early withdrawal charges on its Class B and Class C shares, under the circumstances described in the Prospectus and elsewhere in this Statement of Additional Information.

         Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent
Trustees2, cast in person at a meeting called for the purpose of voting on that plan. Each plan has also been approved by the holders of a "majority" (as defined in the Investment Company Act) of the shares of the applicable class.  The shareholder votes were cast by the Manager as the sole initial shareholder of each class of shares of the Fund.

         Under the plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform.  The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

         Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance.  Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan.  A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment.  Because Class B shares of the Fund automatically convert into Class A shares after five years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan.  That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each Class, voting separately by class.

         While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan, the purpose for which the payments were made.  Those reports are subject to the review and approval of the Independent Trustees.

         Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees.  This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees.
The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

         |X|  Class A Service Plan.  Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as
"recipients") for personal services and account maintenance services they provide for their customers who hold
Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor of up to 0.25% of the average annual net assets of Class A shares. While the plan permits the
Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

         Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

         |X|  Class B and Class C Service and Distribution Plans. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans allows the Distributor to be compensated at a flat rate for its services, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.  The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

         The Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance.
However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor will make service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold.
Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are repurchased by the Fund during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

         The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class
C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concessions and service fee in advance at the time of purchase.

         The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:

o        pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o        may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o        employs personnel to support distribution of Class B and Class C shares, and
o        bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.
o        may not be able to adequately compensate dealers that sell Class B, Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o        receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o        may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o        may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o        may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      When Class B, Class C shares are sold without the designation of a broker-dealer, the Distributor is automatically designated as the broker-dealer of record. In those cases, the Distributor retains the service fee and asset-based sales charge paid on Class B, Class C [and Class N] shares.

         The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the early withdrawal charges collected on repurchased shares and from the Fund under the plans.  If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

----------------------------------------------------------------------------------------------------------------------
                        Distribution Fees Paid to the Distributor for the Year Ended 7/31/01*
----------------------------------------------------------------------------------------------------------------------
------------------- --------------------- ---------------------- ---------------------------- ------------------------
Class:              Total Payments        Amount Retained by     Distributor's Aggregate      Distributor's
                                                                                              Unreimbursed Expenses
                                                                 Unreimbursed Expenses        as % of Net Assets of
                    Under Plan            Distributor            Under Plan                   Class
------------------- --------------------- ---------------------- ---------------------------- ------------------------
------------------- --------------------- ---------------------- ---------------------------- ------------------------
Class B Plan             $1,323,773            $1,182,1011               $6,307,492                    2.86%
------------------- --------------------- ---------------------- ---------------------------- ------------------------
------------------- --------------------- ---------------------- ---------------------------- ------------------------
Class C Plan             $2,421,669            $1,932,4232               $6,826,683                    1.95%
------------------- --------------------- ---------------------- ---------------------------- ------------------------
1.       Includes $13,216 paid to an affiliate of the Distributor's parent company.
2.    Includes $20,895 paid to an affiliate of the Distributor's parent company.

         Under the exemptive order granted to the Fund by the Securities and Exchange Commission that allows the
Fund to establish the Distribution and Service Plans and to pay fees to the Distributor under those plans, all payments under the Class B and the Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "dividend yield," "average annual total return," and "cumulative total return."  An explanation of how yields and total returns are calculated is set forth below. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.525.7048 or by visiting the OppenheimerFunds Internet web site at
www.oppenheimerfunds.com.

         The Fund's illustrations of its performance data in advertisements must comply with rules of the
Securities and Exchange Commission.  Advertisement by the Fund of its performance data may include the average annual total returns for the advertised class of shares of the Fund.  Those returns may be shown for the 1-, 5-
and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication) and/or cumulative total returns over a stated period.  Dividend yields may also be shown for a class of shares.

         Use of performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods.  However, you should consider a number of factors before using the Fund's performance information as a basis for comparison with other investments:

o        Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account.  Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o        The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
o        An investment in the Fund is not insured by the FDIC or any other government agency.
o        The principal value of the Fund's shares, and its yields and total returns, are not guaranteed and normally will fluctuate on a daily basis.
o        When you sell your shares, they may be worth more or less than their original cost.
o        Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.
o        The performance of each class of shares is shown separately.  The performance of each class of shares will usually be different, because each class bears different expenses.  The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the
              Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.
o        Unlike open-end mutual funds, closed-end funds are not required to calculate or depict performance in a standardized manner. However, the Fund may choose to follow the performance calculation methodology used by open-end funds.

         |X| Dividend Yield. Each class of shares calculates its dividend yield separately because of the different expenses that affect each class. Dividend yield is a distribution return based on the dividends paid on a class of shares during the actual dividend period.  To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period.  The formula is shown below:

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
         Dividend Yield = (dividends paid / No. of days in period x No. of days in calendar year)
                           ----------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                            Maximum Offering Price (payment date)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

         The maximum offering price for Class A, Class B and Class C shares is the net asset value per share, without considering the effect of Early Withdrawal Charges.

           -----------------------------------------------------------------------------------------

           The Fund's Dividend Yields for the 30-Day Period Ended 7/31/01:
           -----------------------------------------------------------------------------------------
           ------------------------------------------------ ----------------------------------------

           Class of Shares                                  Dividend Yield
           ------------------------------------------------ ----------------------------------------
           ------------------------------------------------ ----------------------------------------
           Class A                                          6.64%
           ------------------------------------------------ ----------------------------------------
           ------------------------------------------------ ----------------------------------------
           Class B                                          6.31%
           ------------------------------------------------ ----------------------------------------
           ------------------------------------------------ ----------------------------------------
           Class C                                          6.32%
           ------------------------------------------------ ----------------------------------------

         |X|  Total Return Information.  There are different types of "total returns" to measure the Fund's performance.  Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is repurchased at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years).  An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC for open-end funds. The methodology is discussed below.

         In calculating total returns for Class B shares, the applicable early withdrawal charge is applied, depending on the period for which the return is shown: 3.0% in the first year, 2.0% in the second year, 1.5% in the third and fourth years, 1.0% in the fifth year, and none thereafter.  For Class C shares, the 1% early withdrawal charge is deducted for returns for the 1-year period. There is no sales charge for Class A shares.

              |_|  Average Annual Total Return.  The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                                                 [OBJECT OMITTED]
-------------------------------------------------------------------------------------------------------------------
                                                 [OBJECT OMITTED]
-------------------------------------------------------------------------------------------------------------------
                           |_|  Cumulative Total Return.  The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Cumulative total return is determined as follows:

                           |_|  Total Returns at Net Asset Value.  From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class B or Class C shares.  Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or early withdrawal charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

----------------------------------------------------------------------------------------------------------------------
                               The Fund's Total Returns for the Periods Ended 7/31/01
----------------------------------------------------------------------------------------------------------------------
-------------- --------------------------------- ---------------------------------------------------------------------
Class      of  Cumulative Total Returns (10                          Average Annual Total Returns
Shares         years or Life of Class)
-------------- --------------------------------- ---------------------------------------------------------------------
-------------- --------------------------------- --------------------------------- -----------------------------------
                                                              1-Year                         Life-of-class

-------------- --------------------------------- --------------------------------- -----------------------------------
-------------- ---------------- ---------------- --------------- ----------------- ----------------- -----------------
               After Early      Without Early    After Early     Without Early     After Early       Without Early
               Withdrawal       Withdrawal       Withdrawal      Withdrawal        Withdrawal        Withdrawal
               Charges          Charges          Charges         Charges           Charges           Charges
-------------- ---------------- ---------------- --------------- ----------------- ----------------- -----------------
-------------- ---------------- ---------------- --------------- ----------------- ----------------- -----------------
   Class A             10.70%1          10.70%1           3.52%             3.52%            5.50%1            5.50%1
-------------- ---------------- ---------------- --------------- ----------------- ----------------- -----------------
-------------- ---------------- ---------------- --------------- ----------------- ----------------- -----------------
   Class B              7.81%2           9.71%2           0.10%             2.96%            4.04%2            5.01%2
-------------- ---------------- ---------------- --------------- ----------------- ----------------- -----------------
-------------- ---------------- ---------------- --------------- ----------------- ----------------- -----------------
   Class C              9.67%3           9.67%3           2.00%             2.96%            4.98%3            4.98%3
-------------- ---------------- ---------------- --------------- ----------------- ----------------- -----------------
1.   Inception of Class A: 9/8/99.
2.   Inception of Class B: 9/8/99.  Because  Class B shares  convert  to Class A shares 72 months  after  purchase,
     Class B "life-of-class" performance does not include any contingent deferred sales charge.
3.    Inception of Class C:         9/8/99.

Other Performance Comparisons.  The Fund may compares its performance to that of an appropriate broadly-based market index. The Fund may also compare its performance to that of other investments, including other mutual funds, or use ratings or rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

         |X|  Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely-recognized independent mutual fund monitoring service.  Lipper monitors the performance of regulated investment companies and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. The Fund is ranked in the "Loan Participation Funds"
category. Lipper publishes "peer-group" indices of the performance of all funds in a category that it monitors and averages of the performance of the funds in particular categories.

         |X| Morningstar Ratings and Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent fund monitoring service.
Morningstar rates and ranks open and closed-end funds in broad investment categories. The Fund expects to be included in the "ultrashort bond" funds category.  A fund's Morningstar rating is a relative ranking of the fund within its peer group and does not necessarily mean that the fund had high total returns.

         Morningstar proprietary star ratings reflect historical risk-adjusted total investment return.
Investment return measures a fund's (or class's) 1-, 3-, 5- and 10-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses.  Risk is measured by a fund's (or class's) performance below 90-day U.S.
Treasury bill returns.  Risk and investment return are combined to produce star ratings reflecting performance relative to the other funds in the fund's category.  Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%).  The current star rating is the fund's (or class's)
overall rating, which is the fund's 3-year rating or its combined 3- and 5-year ranking (weighted 60%/40%
respectively), or its combined 3-, 5-, and 10-year rating (weighted 40%/30%/30%, respectively), depending on the inception date of the fund (or class). Ratings are subject to change monthly.

         The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star rating.  Those total return rankings are percentages from one percent to one hundred percent and are not risk-adjusted.  For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

         |X| Performance Rankings and Comparisons by Other Entities and Publications.  From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications.
That information may include performance quotations from other sources, including Lipper and Morningstar.  The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on
Treasury securities is backed by the full faith and credit of the U.S. government.

         From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves.  Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

         From time to time, the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds.
The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the fund and the total return performance of other
Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions that may include, for example:

o        information  about the  performance  of certain  securities  or  commodities  markets or segments of those markets,
o        information about the performance of the economies of particular countries or regions,
o        the earnings of companies  included in segments of particular  industries,  sectors,  securities  markets, countries or regions,
o        the availability of different types of securities or offerings of securities,
o        information relating to the gross national or gross domestic product of the United States or other countries or regions, comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

-------------------------------------------------------------------------------------------------------------------
ABOUT YOUR ACCOUNT
-------------------------------------------------------------------------------------------------------------------

How to Buy Shares

         Additional information is presented below about the methods that can be used to buy shares of the Fund.
Appendix B contains more information about the special early withdrawal arrangements and waivers offered by the
Fund, and the circumstances in which early withdrawal charges may be reduced or waived for certain classes of investors.

AccountLink.  When shares are purchased through AccountLink, each purchase must be at least $25.  Shares will be purchased on the regular business day you instruct the Distributor to initiate the Automated Clearing House
("ACH") transfer to buy the shares.  Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the fund received Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange.  The Exchange normally closes at 4:00 P.M., but may close earlier on certain days.  If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day.  The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated.  The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

|X|      The Oppenheimer Funds.  The Oppenheimer funds include the Fund as well as those open-end mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer Bond Fund                                         Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund                         Oppenheimer New York Municipal Fund
Oppenheimer Capital Appreciation Fund                         Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund                         Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund                               Oppenheimer Quest Balanced Value Fund
Oppenheimer Champion Income Fund                              Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Concentrated Growth Fund                          Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Convertible Securities Fund                       Oppenheimer Quest Opportunity Value Fund
Oppenheimer Developing Markets Fund                           Oppenheimer Quest Value Fund, Inc.
Oppenheimer Disciplined Allocation Fund                       Oppenheimer Real Asset Fund(R)
Oppenheimer Discovery Fund                                    Oppenheimer Real Estate Fund
Oppenheimer Emerging Growth Fund                              Oppenheimer Rochester National Municipals Fund
Oppenheimer Emerging Technologies Fund                        Oppenheimer Senior Floating Rate Fund
Oppenheimer Enterprise Fund                                   Oppenheimer Small Cap Value Fund
Oppenheimer Europe Fund                                       Oppenheimer Special Value Fund
Oppenheimer Global Fund                                       Oppenheimer Strategic Income Fund
Oppenheimer Global Growth & Income Fund                       Oppenheimer Total Return Fund, Inc.
Oppenheimer Gold & Special Minerals Fund                      Oppenheimer Trinity Core Fund
Oppenheimer Growth Fund                                       Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer High Yield Fund                                   Oppenheimer Trinity Value Fund
Oppenheimer Intermediate Municipal Fund                       Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund                           Oppenheimer Value Fund
Oppenheimer International Growth Fund                         Limited-Term New York Municipal Fund
Oppenheimer International Small Company Fund                  Rochester Fund Municipals
Oppenheimer Limited-Term Government Fund                      OSM1- Gartmore Millennium Growth Fund II
Oppenheimer Main Street(R)Growth & Income Fund                 OSM1 - Jennison Growth Fund
Oppenheimer Main Street(R)Opportunity Fund                     OSM1 - Mercury Advisors S&P 500 Index
Oppenheimer Main Street(R)Small Cap Fund                       OSM1 - Mercury Advisors Focus Growth Fund
Oppenheimer MidCap Fund                                       OSM1 - QM Active Balanced Fund
Oppenheimer Multiple Strategies Fund                          OSM1 - Salomon Brothers All Cap Fund
and the following money market funds:

Centennial America Fund, L. P.                                Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                        Centennial Tax Exempt Trust
Centennial Government Trust                                   Oppenheimer Cash Reserves
Centennial Money Market Trust                                 Oppenheimer Money Market Fund, Inc.

1 - "OSM" stands for Oppenheimer Select Managers

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the Fund and the money market funds. Under certain circumstances described in this
Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Asset Builder Plans.  To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application.  Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for
OppenheimerFunds employer-sponsored qualified retirement plan accounts.  Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

         If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited.  Normally the debit will be made two business days prior to the investment dates you selected on your Application.  Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

         Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor.  Complete the application and return it.  You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent.  The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them.  The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans.  As stated in the Prospectus, the Fund does not offer to redeem its shares daily, and the quarterly repurchase offers cannot guarantee that the entire number of shares tendered by a shareholder will be repurchased by the Fund in a particular repurchase offer. Therefore, the Fund may not be an appropriate investment for retirement plans, especially if the investor must take regular periodic distributions of a specific amount from the plan to satisfy the minimum distribution requirements of the Internal Revenue Code that apply to plans after the investor reaches age 701/2.  The same limitations apply to plans that would otherwise wish to offer the Fund as part of a "multi-manager" product, because investments in the Fund could not be readily liquidated to fund investments in other plan investment choices. Additionally, because exchanges of Fund shares for shares of other Oppenheimer funds are limited to quarterly repurchase offers, the Fund may not be appropriate for plans that need to offer their participants the ability to make more frequent exchanges.

Cancellation of Purchase Orders.  Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the
Fund's shares on the cancellation date is less than on the purchase date.  That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order.  The investor is responsible for that loss.  If the investor fails to compensate the Fund for the loss, the Distributor will do
so.  The Fund may reimburse the Distributor for that amount by repurchasing shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares.  The Fund's multiple class structure is available because the Fund has obtained from the
Securities and Exchange Commission an exemptive order (discussed in "Distribution Plans") permitting it to offer more than one class of shares. The available of the Fund's share classes is contingent upon the continued
availability of the relief under that order.

         Each class of shares of the Fund represents an interest in the same portfolio of investments of the
Fund.  However, each class has different shareholder privileges and features. The net income attributable to
Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class.  Those expenses include the asset-based sales charges to which Class B and
Class C are subject.

         The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor.  That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances.  While Class B and Class C shares have no initial sales charge, the purpose of the early withdrawal charge and asset-based sales charge on Class B and Class C shares is to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund.  A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares than another.

         |X|  Class B Conversion.  Under current interpretations of federal income tax law by the Internal
Revenue Service, the conversion of Class B shares to Class A shares after six years is not treated as a taxable event to the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent an exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         |X|  Allocation of Expenses.  The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs.  Those expenses are paid out of the
Fund's assets and are not paid directly by shareholders.  However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.  General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class.  Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class.  Examples of such expenses include distribution and  service plan fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share.  The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open.
The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding.  The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday).  The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day,
Labor Day, Thanksgiving Day and Christmas Day.  It may also close on other days.

         Dealers other than Exchange members may conduct trading in certain securities on days on which the
Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.  Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The
New York Stock Exchange.

         Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board.

         |X|  Securities Valuation.  The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities.  In general those procedures are as follows:

         Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows:

1.       if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or
2.       if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked"
              prices on the valuation date or, if not,  at the closing "bid" price on the valuation date.

         Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

1.       at the last sale price available to the pricing service approved by the Board of Trustees, or
2.       at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
3.       at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

         Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry, to the extent such prices are available for the debt security.

         The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

1.       debt instruments that have a maturity of more than 397 days when issued,
2.       debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
3.       non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

         The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

1.       money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
2.       debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

         In the case of Senior Loans and other loan obligations, U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees.  The pricing services may use
"matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities).
The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

         Securities (including Senior Loans and other loans for which reliable bids are not available from dealers or pricing services, and other restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures.  If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).
The special factors used by the Manager to derive a fair value for Senior Loans for which reliable market prices are not available are discussed in the Prospectus.

         The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

Puts,  calls,  and futures are valued at the last sale price on the principal  exchange on which they are traded or on  NASDAQ,  as  applicable,  as  determined  by a pricing  service  approved  by the Board of  Trustees  or by the
Manager.  If there were no sales that day,  they  shall be valued at the last sale price on the  preceding  trading day if it is within the spread of the closing "bid" and "asked"  prices on the  principal  exchange or on NASDAQ on the  valuation  date.  If not, the value shall be the closing bid price on the  principal  exchange or on NASDAQ on the valuation  date.  If the put,  call or future is not traded on an exchange or on NASDAQ,  it shall be valued by the mean between "bid" and "asked" prices  obtained by the Manager from two active market makers.  In certain cases that may be at the "bid" price if no "asked" price is available.

         When the Fund writes an option, an amount equal to the premium received is included in the Fund's
Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section.  The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the
Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received.  If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.  If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

Periodic Offers to Repurchase Shares

Information about the Fund's periodic offers to repurchase shares ("Repurchase Offers") is stated in the
Prospectus. The information below provides additional information about the procedures and conditions for selling shares in a Repurchase Offer.

Reinvestment Privilege.  Within six months after the Fund repurchases Class A or Class B shares as part of a
Repurchase offer, a shareholder may reinvest all or part of the proceeds of any Class A or Class B shares that were subject to an early withdrawal charge at the time of repurchase.

         The reinvestment may be made without a sales charge but only in Class A shares of any of the other
Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment is not allowed into Class A shares of the Fund. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order.  The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment.  This privilege does not apply to Class C shares.  The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

         Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain.  If there has been a capital loss on the repurchase, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment.  Under the
Internal Revenue Code, if the repurchase proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were repurchased may not include the amount of the sales charge paid.  That would reduce the loss or increase the gain recognized from the repurchase.  However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the repurchase proceeds.

Involuntary Repurchases. The Fund's Board of Trustees has the right to cause the involuntary repurchase of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix.  The Board will not cause the involuntary repurchase of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations.  If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily repurchased.

Transfers of Shares.  A transfer of shares to a different registration is not an event that triggers the payment of early withdrawal charges. Therefore, shares are not subject to the payment of an early withdrawal charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares.  When shares subject to an early withdrawal charge are transferred, the transferred shares will remain subject to the early withdrawal charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

         If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to an early withdrawal charge if sold in a Repurchase Offer at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class A, Class B or
Class C early withdrawal charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans.  Distributions from Retirement plans holding shares of the Fund may be made only in conjunction with quarterly Repurchase offers by the Fund. Requests for distributions from
OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should accompany Repurchase Requests, and should be sent to the Transfer Agent in the manner described in the
Notice to Shareholders of the Repurchase Offer.  The request for distributions must:

1.       state the reason for the distribution;
2.       state the owner's awareness of tax penalties if the distribution is premature; and
3.       conform to the requirements of the plan and the Fund's other Repurchase Offer requirements.

         Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request the Fund to repurchase shares for their accounts.  The plan administrator or fiduciary must sign the request.

         Distributions from pension and profit sharing plans are subject to special requirements under the
Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made.  Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent)
must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed.
Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal
Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld.  The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

How to Exchange Shares

         As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds.  Shares of
Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose.  You can obtain a current list showing which funds offer which classes by calling the Distributor at
1.800.525.7048.

o        You may exchange your shares of the Fund only in connection with a Repurchase Offer. You may not be able to exchange all of the shares you wish to exchange if a Repurchase is oversubscribed.
o        Class A shares of the Fund are not available by exchange of Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. If any Class A shares of another Oppenheimer fund that are exchanged for shares of the Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Fund. The Fund shares acquired by exchange will be subject to the Fund's Class A Early Withdrawal Charge if they are repurchased before the expiration of that holding period.
o        All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market
              Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government
              Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial
              America Fund, L.P., which only offer Class A shares.
o        This Fund does not offer Class N or Class Y shares.
o        Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through
              OppenheimerFunds-sponsored 401 (k) plans.
o        Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset
              Fund may not be exchanged for shares of any other fund.
o        Only certain Oppenheimer funds currently offer Class N shares, which are only offered to retirement plans as described in the Prospectus. Class N shares can be exchanged only for Class N shares of other Oppenheimer funds.
o        Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
              Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash
              Reserves acquired by exchange of Class M shares.
o        Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other
              Oppenheimer funds and no exchanges may be made to Class X shares.
o        Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money
              Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund.  Only
              participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation
              Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of
              Oppenheimer Capital Appreciation Fund.
o        Class A, Class B, Class C and Class Y Shares of Oppenheimer Select Managers Mercury Advisors S&P Index
              Fund and Oppenheimer Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.

         Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor.  Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

         Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) that were redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds (except the Fund)
without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

         Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other
Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the
Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

         The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you notice of those changes whenever it is required to do so by applicable law.  It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege.  That 60 day notice is not required in extraordinary circumstances.

How Exchanges Affect Early Withdrawal Charges.  No contingent deferred sales charge or early withdrawal charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge or an early withdrawal charge. However, if Class A, Class B or Class C shares of the Fund acquired by exchange are subsequently repurchased by the Fund in a Repurchase Offer, this Fund's applicable early withdrawal charge will be applied based on the holding period of the shares measured from their initial purchase in the original
Oppenheimer fund. The Fund's Class A early withdrawal charge is imposed on Class A shares of the Fund acquired by exchange from another Oppenheimer fund if they were subject to the Class A contingent deferred sales charge of that other fund at the time of exchange and are subsequently repurchased by the Fund in a Repurchase Offer within
18 months of the initial purchase of the exchanged Class A shares. The Fund's Class B early withdrawal charge is imposed on Class B shares of the Fund acquired by exchange if they are repurchased within five years of the initial purchase of the exchanged Class B shares.  The Fund's Class C early withdrawal sales charge is imposed on
Class C shares of the Fund acquired by exchange if they are repurchased within 12 months of the initial purchase of the exchanged Class C shares.

         When Class B or Class C shares are repurchased by the Fund to effect an exchange to another Oppenheimer fund in a Repurchase Offer, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C early withdrawal  charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any early withdrawal charge that might be imposed in the subsequent repurchase of remaining shares.  Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

         If Class B shares of another Oppenheimer fund are exchanged for shares of the Fund and those shares acquired by exchanged are subsequently repurchased, they will be subject to the applicable Early Withdrawal
Charge for the holding period since the shares were purchased.

Telephone Exchange Requests.  When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

Processing Exchange Requests. You may exchange your shares of the Fund only in connection with a Repurchase
Offer.  Shares to be exchanged are governed by the terms of the Repurchase Offers described in the Prospectus.
The Transfer Agent must receive your exchange request no later than the close of business (normally 4:00 P.M. New
York time) on the Repurchase Request Deadline.  Normally, shares of the fund to be acquired are purchased on the
Repurchase Pricing Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the exchange proceeds.

         In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the
Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request.  Additionally, shares of the Fund tendered for exchange in a Repurchase
Offer are subject to possible pro-ration of the exchange request if the Repurchase Offer is oversubscribed. In those cases, only the shares available for exchange without restriction will be exchanged.

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should consult a financial advisor to assure that the fund selected is appropriate for his or her investment portfolio and should be aware of the tax consequences of an exchange.  For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege" above, discusses some of the tax consequences of reinvestment of repurchase proceeds in such cases. However, a different tax treatment may apply to exchanges of less than all of a shareholder's shares of the Fund, to the extent that the repurchase of Fund shares to effect the exchange is not treated as a "sale" for tax purposes (please refer to "Taxes" in the Prospectus). The Fund, the Distributor, and
the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

         When you exchange some or all of your shares from one fund to another, any special account features such as Asset Builder Plans or Automatic Withdrawal Plans will be switched to the new fund account unless you tell the
Transfer Agent not to do so. However, special redemption features such as Automatic Exchange Plans and Automatic
Withdrawal Plans cannot be switched to an account in the Fund.

Dividends, Capital Gains and Taxes

Dividends and Distributions. If the Fund pays dividends, they will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares.
Normally, purchase checks received from investors are converted to Federal Funds on the next business day.
Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

         Shares that the Fund repurchases in a Repurchase Offer will be paid dividends through and including the
Repurchase Pricing Date.  If the Fund repurchases all shares in an account, all dividends accrued on shares of the same class in the account will be paid together with the repurchase proceeds.

         The Fund has no fixed dividend rate for Class A, Class B and Class C shares. There can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class.  Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is because of the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

         Dividends, distributions and proceeds of the purchases of shares by the Fund represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer
Money Market Fund, Inc.  Reinvestment will be made as promptly as possible after the return of such checks to the
Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Repurchases.  The Federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

         The tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the
Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of  federal, state and local tax rules affecting an investment in the Fund.

         |X|  Qualification as a Regulated Investment Company.  The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income
(that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of capital gains over capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is other exempt from tax). The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

         To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the
Internal Revenue Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

         To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the
Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

         |X|  Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October
31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

         |X|  Taxation of Fund Distributions.  The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Those distributions will be taxable to shareholders as
ordinary income and treated as dividends for federal income tax purposes.       Special provisions of the Internal
Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders.  Long-term capital gains distributions are not eligible for the deduction.  The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less.  To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction. Since it is anticipated that most of the Fund's income will be derived from interest it receives on its investments, the Fund does not anticipate that its distributions will qualify for this deduction.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.
The Fund currently intends to distribute any such amounts.  If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as long-term capital gain. It does not matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

         If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35%
corporate tax rate.  If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of their pro rata share of such gain. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

         Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain distributions and the proceeds of repurchase of shares, paid to any shareholder
(1) who has failed to provide a correct, certified taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

         |X|  Tax Effects of Repurchases of Shares.  If a shareholder tenders all of his or her shares during a
Repurchase Offer and they are repurchased by the Fund, and as a result the shareholder is not considered to own any shares of the Fund under the attribution rules under the Internal Revenue Code, the shareholder will recognize gain or loss on the repurchased shares in an amount equal to the difference between the proceeds of the repurchased shares and the shareholder's adjusted tax basis in the shares.  All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the repurchase.

         In general, any gain or loss arising from the repurchase of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the repurchase of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

         Different tax effects may apply to tendering and non-tendering shareholders in connection with a
Repurchase Offer by the Fund, and these consequences will be disclosed in the related offering documents. For example, if a tendering shareholder tenders less than all shares owned by or attributed to that shareholder, and if the payment to that shareholder does not otherwise qualify under the Internal Revenue Code as a sale or exchange, the proceeds received would be treated as a taxable dividend, a return of capital or capital gain, depending on the Fund's earnings and profits and the shareholder's basis in the repurchased shares. Additionally, there is a risk that non-tendering shareholders might be deemed to have received a distribution that may be a taxable dividend in whole or in part.

         |X|  Foreign Shareholders.  Taxation of a shareholder who under United States law is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership depends on whether the shareholder's income from the Fund is effectively connected with a U.S. trade or business carried on by such shareholder.

         If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S.
withholding tax. The rate of the tax depends on a number of factors. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S.
federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of a foreign non-corporate shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the shareholder furnishes the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Dividend Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above.
Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from Class B and Class C shares of certain other Oppenheimer funds
(other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor.  The Distributor also distributes shares of the other Oppenheimer funds and is the sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent.  OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions.
It serves as the Transfer Agent for an annual per account fee.  It also acts as shareholder servicing agent for the other Oppenheimer funds.  Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. The Deutsche Bank Trust Company of Americas is the custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund.  It is the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates.  The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Auditors.  Deloitte & Touche LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services.  They also act as auditors for the Manager and for certain other funds advised by the Manager and its affiliates.

Financial Information About the Fund

Independent Auditors' Report

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER SENIOR FLOATING RATE FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Senior Floating Rate Fund, including the statement of investments, as of July 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the periods indicated, and the financial highlights for the year then ended and the period September 8, 1999 (inception of offering) to July 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audit in accordance with auditing standards generally accepted in the United States of
America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers;
where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Senior Floating Rate Fund as of July 31, 2001, the
results of its operations for the year then ended, the changes in its net assets for periods indicated, and the financial highlights for the year then ended and the period September 8, 1999 (inception of offering) to July 31,
2000, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
August 21, 2001

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

================================================================================
To the Board of Trustees and Shareholders of
Oppenheimer Senior Floating Rate Fund:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Senior Floating Rate Fund, including the statement of investments, as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for the periods indicated, and the financial highlights for the year then ended and the period September 8,
1999 (inception of offering) to July 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Senior Floating Rate Fund as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for the periods indicated, and the financial highlights for the year then ended and the period September 8, 1999 (inception of offering) to July 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado
August 21, 2001

OPPENHEIMER SENIOR FLOATING RATE FUND
-------------------------------------------------------------------------------- STATEMENT OF INVESTMENTS July 31, 2001 --------------------------------------------------------------------------------

                                                                                   Principal         Market Value
                                                                                      Amount           See Note 1
===================================================================================================================
Corporate Loans--105.1%
-------------------------------------------------------------------------------------------------------------------

Aerospace/Defense--4.0%
Aerostructures Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.48%, 12/31/03/1/,/2/                                                $   682,299          $   679,954
Tranche C, 8.98%, 6/9/04/1/,/2/                                                    1,638,074            1,632,445
-------------------------------------------------------------------------------------------------------------------
Alliant Techsystems, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.75%, 4/20/09/1/,/2/                                                   2,992,500            3,033,958
-------------------------------------------------------------------------------------------------------------------
DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche D, 7.99%-8%, 12/17/06/1/,/2/                                               2,453,737            2,444,536
-------------------------------------------------------------------------------------------------------------------
Fairchild Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.831%-6.85%, 4/30/06/1/,/2/                                            3,642,037            3,523,673
-------------------------------------------------------------------------------------------------------------------
Fairchild Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4/30/06/1/,/2/,/3/                                                      2,000,000            1,935,000
-------------------------------------------------------------------------------------------------------------------
Titan Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 6.70%-6.88%, 2/23/07/1/,/2/                                               997,473              991,241
Tranche C, 6.70%-6.878%, 2/23/07/1/,/2/                                            3,959,974            3,935,225
-------------------------------------------------------------------------------------------------------------------
Vought Aircraft Co., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.665%, 10/5/07/1/,/2/                                                  3,681,155            3,691,894
Tranche C, 7.915%, 10/5/08/1/,/2/                                                  2,526,099            2,533,468
                                                                                                     --------------
                                                                                                       24,401,394

-------------------------------------------------------------------------------------------------------------------
Chemicals--4.4%
Hercules, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche D,
6.99%, 11/15/05/1/                                                                 6,923,016            6,860,709
-------------------------------------------------------------------------------------------------------------------
Huntsman Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 9.563%, 9/30/03/1/,/2/                                                  1,815,330            1,486,301
Tranche B, 10.312%, 6/30/04/1/,/2/                                                 1,951,638            1,619,860
Tranche C, 10.849%, 12/31/05/1/,/2/                                                3,990,799            3,384,198
-------------------------------------------------------------------------------------------------------------------
Huntsman ICI Chemicals LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 6/30/07/1/,/2/,/3/                                                      2,254,743            2,242,530
Tranche C, 6/30/08/1/,/2/,/3/                                                      2,254,743            2,240,933
-------------------------------------------------------------------------------------------------------------------
Lyondell Chemical Co., Sr. Sec. Credit Facilities Term Loan,
Tranche E, 7.585%-8.915%, 6/30/06/1/                                               4,346,642            4,416,111
-------------------------------------------------------------------------------------------------------------------
Messer Griesheim Holding AG, Sr. Sec. Credit Facilities Term Loan:
Tranche B2, 6.613%, 4/27/09/1/,/2/                                                   877,032              884,706
Tranche C2, 7.112%, 4/27/10/1/,/2/                                                 1,622,967            1,637,169
-------------------------------------------------------------------------------------------------------------------
OM Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.57%, 3/31/07/1/,/2/                                                              2,500,000            2,508,855
                                                                                                     --------------
                                                                                                       27,281,372

-------------------------------------------------------------------------------------------------------------------
Consumer Durables--0.1%
Simmons Co., Sr. Sec. Credit Facilities Term Loan, Tranche C,
7.562%-7.813%, 10/29/06/1/,/2/                                                       799,304              803,253
-------------------------------------------------------------------------------------------------------------------
Consumer Non-Durables--2.8%
Hartz Mountain Corp., Sr. Sec. Credit Facilities Term Loan,
7.50%, 12/31/07/1/,/2/                                                             2,981,891            2,996,801
-------------------------------------------------------------------------------------------------------------------
Joan Fabrics Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.719%, 8/28/05/1/,/2/                                                  3,459,355            3,292,155
Tranche C, 7.969%, 8/28/06/1/,/2/                                                  1,789,945            1,703,432
8 OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                   Principal         Market Value
                                                                                      Amount           See Note 1
-------------------------------------------------------------------------------------------------------------------

Consumer Non-Durables Continued
Levi Strauss & Co., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.025%, 8/31/03/1/                                                               $ 5,817,915          $ 5,788,826
-------------------------------------------------------------------------------------------------------------------
Simmons Co., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.562%-9.123%, 10/29/05/1/,/2/                                                       351,677              352,844
-------------------------------------------------------------------------------------------------------------------
Simmons Co., Sr. Sec. Credit Facilities Term Loan, Tranche B,
10/29/05/1/,/2/,/3/                                                                3,067,955            3,078,120
                                                                                                     --------------
                                                                                                       17,212,178

-------------------------------------------------------------------------------------------------------------------
Energy--3.6%
American Ref-Fuel Co. LLC, Sr. Sec. Credit Facilities Term Loan,
6.54%-6.585%, 4/30/05/1/,/2/                                                       3,000,000            3,007,500
-------------------------------------------------------------------------------------------------------------------
Clark Refining & Marketing, Inc., Sr. Unsec. Credit Facilities
Term Loan, 6.812%, 11/15/04/1/,/2/                                                 7,000,000            5,425,000
-------------------------------------------------------------------------------------------------------------------
Ferrell Cos., Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.95%, 6/17/06/1/,/2/                                                              4,730,303            4,564,743
-------------------------------------------------------------------------------------------------------------------
Port Arthur Coker Co., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.02%, 6/15/07/1/,/2/                                                   3,000,000            2,988,750
-------------------------------------------------------------------------------------------------------------------
United American Energy Corp., Sr. Sec. Credit Facilities Term Loan,
6.82%, 4/30/05/1/,/2/                                                              6,000,000            5,985,000
                                                                                                     --------------
                                                                                                       21,970,993

-------------------------------------------------------------------------------------------------------------------
Financial--3.0%
Conseco, Inc., Sr. Sec. Credit Facilities Term Loan, 6.21%-6.32%,
12/31/03/1/,/2/                                                                    5,000,000            4,686,250
-------------------------------------------------------------------------------------------------------------------
Dresser Equipment Group, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.31%, 3/1/09/1/,/2/                                                    4,000,000            4,054,000
-------------------------------------------------------------------------------------------------------------------
Helm Holding Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.543%, 10/16/06/1/,/2/                                                 3,977,506            3,818,406
-------------------------------------------------------------------------------------------------------------------
White Mountains Insurance Group Ltd., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 6.815%, 2/1/07/1/,/2/                                        6,000,000            6,018,750
                                                                                                     --------------
                                                                                                       18,577,406

-------------------------------------------------------------------------------------------------------------------
Food & Drug--3.9%
Buffets, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 7%-7.063%, 9/30/05/1/,/2/                                               3,812,499            3,814,883
Tranche B, 7.50%-7.563%, 3/13/07/1/,/2/                                            1,490,000            1,501,485
-------------------------------------------------------------------------------------------------------------------
Pathmark Stores, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.875%, 7/15/07/1/,/2/                                                  4,987,488            4,992,477
-------------------------------------------------------------------------------------------------------------------
Rite Aid Corp., Sr. Sec. Credit Facilities Term Loan:
7.313%, 6/27/05/1/                                                                 2,906,977            2,907,703
7.375%, 6/27/05/1/,/2/                                                             4,093,022            4,094,046
-------------------------------------------------------------------------------------------------------------------
Shoppers Drug Mart, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche C, 6.875%-6.937%, 2/23/08/1/,/2/                                           1,939,911            1,953,856
Tranche E, 7.125%-7.188%, 2/23/09/1/,/2/                                           1,939,911            1,953,856
-------------------------------------------------------------------------------------------------------------------
TravelCenters of America, Sr. Sec. Credit Facilities Term Loan,
7.08%, 11/14/08/1/,/2/                                                             2,800,000            2,824,500
                                                                                                     --------------
                                                                                                       24,042,806
9 OPPENHEIMER SENIOR FLOATING RATE FUND -------------------------------------------------------------------------------- STATEMENT OF INVESTMENTS Continued --------------------------------------------------------------------------------

                                                                                   Principal         Market Value
                                                                                      Amount           See Note 1
-------------------------------------------------------------------------------------------------------------------

Food/Tobacco--6.0%
Agrilink Foods, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.73%-9.084%, 9/30/04/1/,/2/                                          $ 2,467,376          $ 2,381,019
Tranche C, 7.98%-9.334%, 9/30/05/1/,/2/                                            2,529,510            2,440,978
-------------------------------------------------------------------------------------------------------------------
Aurora Foods, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
8.025%, 9/30/06/1/,/2/                                                             2,640,968            2,589,250
-------------------------------------------------------------------------------------------------------------------
Cott Corp., Sr. Sec. Credit Facilities Term Loan, 6.79%, 12/31/06/1/,/2/           1,000,000            1,008,124
-------------------------------------------------------------------------------------------------------------------
Cott Corp., Sr. Sec. Credit Facilities Term Loan, 12/31/06/1/,/2/,/3/                500,000              504,062
-------------------------------------------------------------------------------------------------------------------
Del Monte Foods Corp., Sr. Sec. Credit Facilities Term Loan,
6.83%, 5/14/08/1/                                                                  4,488,750            4,540,653
-------------------------------------------------------------------------------------------------------------------
Flowers Foods, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.625%, 3/26/07/1/,/2/                                                             5,000,000            5,045,000
-------------------------------------------------------------------------------------------------------------------
International Multifoods Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 1/3/08/1/,/2/,/3/                                                       3,200,000            3,186,000
-------------------------------------------------------------------------------------------------------------------
Interstate Bakeries, Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.01%-6.031%, 6/15/07/1/,/2/                                                       2,000,000            2,012,500
-------------------------------------------------------------------------------------------------------------------
Michael Foods, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.79%-7.33%, 3/22/08/1/,/2/                                                        5,984,998            6,034,873
-------------------------------------------------------------------------------------------------------------------
Pinnacle Foods, Inc., Sr. Sec. Credit Facilities Term Loan,
7.36%, 5/22/08/1/,/2/                                                              3,000,000            2,992,500
-------------------------------------------------------------------------------------------------------------------
Suiza Foods Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7/15/08/1/,/2/,/3/                                                                 4,000,000            4,015,832
                                                                                                     --------------
                                                                                                       36,750,791

-------------------------------------------------------------------------------------------------------------------
Forest Products/Containers--3.2%
Greif Brothers Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.95%, 2/25/08/1/,/2/                                                              2,443,288            2,452,267
-------------------------------------------------------------------------------------------------------------------
Jefferson Smurfit Group plc, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.875%, 4/27/07/1/                                                      4,000,000            4,008,056
-------------------------------------------------------------------------------------------------------------------
Potlatch Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.57%, 6/30/05/1/,/2/                                                              5,000,000            5,052,085
-------------------------------------------------------------------------------------------------------------------
Riverwood International Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7%, 2/28/04/1/,/2/                                                        837,620              838,615
Tranche C, 7.50%, 8/31/04/1/,/2/                                                     420,192              420,692
-------------------------------------------------------------------------------------------------------------------
Stone Container Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche E, 7.437%, 10/1/03/1/,/2/                                                  2,974,099            2,986,942
Tranche G, 7.437%, 12/31/06/1/,/2/                                                 2,680,927            2,687,295
-------------------------------------------------------------------------------------------------------------------
U.S. Can Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.56%, 10/30/08/1/,/2/                                                             1,481,952            1,469,911
                                                                                                     --------------
                                                                                                       19,915,863

-------------------------------------------------------------------------------------------------------------------
Gaming/Leisure--6.4%
Ameristar Casinos, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.437%, 12/20/06/1/,/2/                                                 2,685,560            2,697,309
Tranche C, 7.688%, 12/20/07/1/,/2/                                                 2,301,908            2,311,979
-------------------------------------------------------------------------------------------------------------------
Argosy Gaming Co., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 8.137%, 7/30/08/1/,/2/                                                  4,000,000            4,040,000
10 OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                   Principal         Market Value
                                                                                      Amount           See Note 1
-------------------------------------------------------------------------------------------------------------------

Gaming/Leisure Continued
Boyd Gaming Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche C, 6.74%-7.35%, 6/15/06/1/,/2/                                           $ 3,231,542          $ 3,219,426
-------------------------------------------------------------------------------------------------------------------
Isle of Capri Casinos, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 6.95%-8.22%, 3/2/06/1/,/2/                                              2,098,651            2,099,965
Tranche C, 7.075%-7.315%, 3/2/07/1/,/2/                                            1,836,321            1,837,469
-------------------------------------------------------------------------------------------------------------------
Las Vegas Sands, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.313%, 6/14/04/1/,/2/                                                  2,984,924            2,985,671
-------------------------------------------------------------------------------------------------------------------
Penn National Gaming, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.716%-8.056%, 8/1/06/1/,/2/                                            5,952,454            5,982,010
-------------------------------------------------------------------------------------------------------------------
Six Flags Theme Parks, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.85%-6.94%, 11/5/05/1/,/2/                                             5,000,000            5,053,750
-------------------------------------------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche II, 6.534%, 2/23/03/1/,/2/                                      3,000,000            3,010,875
-------------------------------------------------------------------------------------------------------------------
Sunburst Hospitality Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche I, 7.81%, 12/29/02/1/,/2/                                                    106,276              105,878
Tranche II, 7.81%, 12/29/05/1/,/2/                                                 1,384,615            1,379,423
-------------------------------------------------------------------------------------------------------------------
Wyndam International, Inc., Sr. Sec. Credit Facilities Term Loan:
8.625%, 6/30/04/1/,/2/                                                             1,600,000            1,585,555
Tranche B, 8.125%, 6/29/06/1/,/2/                                                  3,000,000            2,943,126
                                                                                                     --------------
                                                                                                       39,252,436

-------------------------------------------------------------------------------------------------------------------
Healthcare--11.8%
AdvancePCS, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 6.61%, 10/30/05/1/,/2/                                                  1,962,500            1,961,273
Tranche B, 7.36%, 10/30/07/1/,/2/                                                  4,738,125            4,785,506
-------------------------------------------------------------------------------------------------------------------
Apria Healthcare Group, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.80%, 7/9/07/1/,/2/                                                    6,000,000            6,003,750
-------------------------------------------------------------------------------------------------------------------
Caremark Rx, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.78%, 3/12/06/1/,/2/                                                              5,985,000            6,035,501
-------------------------------------------------------------------------------------------------------------------
Columbia HealthOne LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.28%, 9/1/05/1/,/2/                                                    4,806,213            4,833,249
-------------------------------------------------------------------------------------------------------------------
Community Health Systems, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche D, 7.50%, 12/31/05/1/,/2/                                       5,000,000            5,035,624
-------------------------------------------------------------------------------------------------------------------
DaVita, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.60%-7%, 4/30/06/1/,/2/                                                           5,970,000            6,028,100
-------------------------------------------------------------------------------------------------------------------
Kinetic Concepts, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche D, 6.925%, 3/31/06/1/,/2/                                                  4,000,000            3,991,252
-------------------------------------------------------------------------------------------------------------------
Magellan Health Services, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.562%, 2/12/05/1/,/2/                                                  2,152,596            2,156,095
Tranche C, 7.813%, 2/12/06/1/,/2/                                                  2,152,595            2,156,094
-------------------------------------------------------------------------------------------------------------------
Oxford Health Plans, Inc., Sr. Sec. Credit Facilities Term Loan,
7.27%-7.33%, 6/1/06/1/,/2/                                                         2,655,241            2,663,540
-------------------------------------------------------------------------------------------------------------------
Service Corp. International, Sr. Sec. Credit Facilities Term Loan,
6/30/02/1/,/2/,/3/                                                                10,895,212           10,309,594
-------------------------------------------------------------------------------------------------------------------
Stewart Enterprises, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.195%-7.205%, 6/29/06/1/,/2/                                           3,500,000            3,510,210
11 OPPENHEIMER SENIOR FLOATING RATE FUND -------------------------------------------------------------------------------- STATEMENT OF INVESTMENTS Continued --------------------------------------------------------------------------------

                                                                                   Principal         Market Value
                                                                                      Amount           See Note 1
-------------------------------------------------------------------------------------------------------------------

Healthcare Continued
Triad Hospitals, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 6.81%, 1/4/07/1,2/                                                    $ 2,000,000          $ 2,006,428
Tranche B, 6.81%, 1/4/08/1,2/                                                      4,500,000            4,548,375
-------------------------------------------------------------------------------------------------------------------
Ventas Realty LP, Sr. Sec. Credit Facilities Term Loan, Tranche C,
7.96%, 12/31/07/1,2/                                                               6,521,749            6,440,228
                                                                                                     --------------
                                                                                                       72,464,819

-------------------------------------------------------------------------------------------------------------------
Housing--4.0%
CB Richard Ellis Services, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.50%, 2/23/08/1,2/                                                     2,500,000            2,481,250
-------------------------------------------------------------------------------------------------------------------
Grant Forest Products Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.78%, 10/12/08/1,2/                                                    3,945,051            3,954,914
-------------------------------------------------------------------------------------------------------------------
Lennar Corp., Sr. Sec. Credit Facilities Term Loan, Tranche C,
6.375%, 5/2/07/1/                                                                  6,464,924            6,503,313
-------------------------------------------------------------------------------------------------------------------
Magnatrax Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.82%, 12/10/05/1,2/                                                               3,000,000            2,745,000
-------------------------------------------------------------------------------------------------------------------
Washington Group International, Inc., Sr. Sec. Credit Facilities
Revolving Credit Loan, Debtor in Possession, 0.75%-10.603%,
2/15/02/1,2/                                                                       5,000,000            4,700,000
-------------------------------------------------------------------------------------------------------------------
Washington Group International, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 7/12/07/2,4/                                                 5,975,000            4,162,586
                                                                                                     --------------
                                                                                                       24,547,063

-------------------------------------------------------------------------------------------------------------------
Information Technology--4.4%
Amkor Technology, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.85%, 9/30/05/1,2/                                                     7,038,565            6,992,618
-------------------------------------------------------------------------------------------------------------------
Computer Associates International, Inc., Sr. Sec. Credit Facilities
Term Loan, 4.69%-5.134%, 5/26/03/1,2/                                              4,375,000            4,289,324
-------------------------------------------------------------------------------------------------------------------
SCG Holding Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.437%, 8/4/06/1,2/                                                     3,370,380            2,717,369
Tranche C, 8.313%, 8/4/07/1,2/                                                     3,629,619            2,926,381
-------------------------------------------------------------------------------------------------------------------
Seagate Technology, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.063%, 11/22/06/1,2/                                                   7,462,499            7,385,076
-------------------------------------------------------------------------------------------------------------------
Veridian Corp., Sr. Sec. Credit Facilities Term Loan, 7.54%-8.99%,
8/24/06/1,2/                                                                       2,969,999            2,970,000
                                                                                                     --------------
                                                                                                       27,280,768

-------------------------------------------------------------------------------------------------------------------
Manufacturing--5.4%
Blount International, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 8.085%-9.645%, 6/30/06/1,2/                                             1,907,230            1,721,275
-------------------------------------------------------------------------------------------------------------------
Citation Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 8%,
12/1/07/1,2/                                                                       3,828,160            3,158,232
12 OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                   Principal         Market Value
                                                                                      Amount           See Note 1
-------------------------------------------------------------------------------------------------------------------

Manufacturing Continued
Flowserve Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 6.50%-6.75%, 8/8/06/1,2/                                              $ 1,418,591          $ 1,417,262
Tranche A, 6.812%, 8/8/06/1/                                                         522,975              522,485
Tranche B, 7.25%-7.562%, 8/8/08/1,2/                                               1,159,003            1,166,246
Tranche B, 7.562%, 8/8/08/1/                                                         836,787              842,017
-------------------------------------------------------------------------------------------------------------------
General Cable Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.875%, 5/27/07/1,2/                                                    2,262,432            2,242,638
-------------------------------------------------------------------------------------------------------------------
Gentek, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche C,
6.54%-6.85%, 10/31/07/1,2/                                                         3,000,000            2,707,500
-------------------------------------------------------------------------------------------------------------------
Harnischfeger Industries, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.125%, 8/31/09/1,2/                                                    3,000,000            2,992,500
-------------------------------------------------------------------------------------------------------------------
Kinetics Group, Sr. Sec. Credit Facilities Term Loan, 7.556%, 3/1/06/1,2/          3,000,000            2,936,250
-------------------------------------------------------------------------------------------------------------------
Manitowoc Co., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.725%, 4/30/07/1/                                                                 3,625,000            3,655,813
-------------------------------------------------------------------------------------------------------------------
SPX Corp., Sr. Sec. Credit Facilities Term Loan, Tranche C, 6.625%,
12/31/07/1,2/                                                                      3,990,000            4,003,091
-------------------------------------------------------------------------------------------------------------------
Terex Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 6.525%, 7/15/05/1,2/                                                    1,785,273            1,788,064
Tranche C, 6.775%, 2/5/06/1,2/                                                     3,801,405            3,813,285
                                                                                                     --------------
                                                                                                       32,966,658

-------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Broadcasting--1.8%
Citadel Communications Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.48%, 3/28/09/1,2/                                                     2,500,000            2,507,813
-------------------------------------------------------------------------------------------------------------------
Paxson Communications Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.759%-6.876%, 7/11/06/1,2/                                             2,500,000            2,512,500
-------------------------------------------------------------------------------------------------------------------
Pegasus Media & Communications Co., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 7.313%, 4/30/05/1,2/                                         4,975,000            4,923,175
-------------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.21%, 11/15/09/1,2/                                                    1,000,000            1,008,125
                                                                                                     --------------
                                                                                                       10,951,613

-------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Cable/Wireless Video--6.8%
CC VI Operating Co. LLC., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.51%, 11/12/08/1/                                                      5,000,000            4,985,625
-------------------------------------------------------------------------------------------------------------------
Century Holdings LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 6.79%, 12/31/09/1,2/                                                    2,500,000            2,502,500
Tranche B, 6.86%, 6/30/09/1,2/                                                     5,000,000            5,008,075
-------------------------------------------------------------------------------------------------------------------
Charter Communications Operating LLC, Sr. Sec. Credit Facilities
Term Loan, Tranche B, 6.21%, 3/18/08/1/                                            2,500,000            2,484,960
-------------------------------------------------------------------------------------------------------------------
Insight Communication Co., Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 6.063%, 6/30/09/1/                                                      2,000,000            2,008,750
Tranche B, 6.563%, 12/31/09/1/                                                     5,500,000            5,546,063
-------------------------------------------------------------------------------------------------------------------
Mediacom Communications Corp., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 6.26%-6.29%, 9/30/10/1,2/                                   2,500,000            2,500,313
-------------------------------------------------------------------------------------------------------------------
Mediacom Illinois LLC, Sr. Sec. Credit Facilities Term Loan,
6.34%, 12/31/08/1,2/                                                              5,000,000            5,007,815
13 OPPENHEIMER SENIOR FLOATING RATE FUND -------------------------------------------------------------------------------- STATEMENT OF INVESTMENTS Continued --------------------------------------------------------------------------------

                                                                                   Principal         Market Value
                                                                                      Amount           See Note 1
-------------------------------------------------------------------------------------------------------------------

Media/Entertainment: Cable/Wireless Video Continued
United Pan-Europe Communications NV, Sr. Sec. Credit Facilities
Term Loan, Tranche B, 8%, 7/19/09/1/,/2/                                         $ 5,100,000          $ 4,147,998
-------------------------------------------------------------------------------------------------------------------
Videotron Holdings, Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.56%-6.598%, 12/1/09/1/,/2/                                                       7,499,998            7,556,249
                                                                                                     --------------
                                                                                                       41,748,348

-------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Diversified Media--5.9%
Adams Outdoor Advertising, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.123%, 1/31/08/1/,/2/                                                  2,500,000            2,504,688
-------------------------------------------------------------------------------------------------------------------
Advanstar Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.50%, 10/12/08/1/,/2/                                                  5,348,571            5,370,303
-------------------------------------------------------------------------------------------------------------------
CanWest Global Communications Corp., Sr. Sec. Credit Facilities
Term Loan:
Tranche B, 7.57%, 11/1/08/1/,/2/                                                   3,054,310            3,076,455
Tranche C, 7.82%, 11/1/09/1/,/2/                                                   1,908,189            1,922,024
-------------------------------------------------------------------------------------------------------------------
Dreamworks Film Trust, Sr. Sec. Credit Facilities Term Loan,
Tranche II, 6.47%, 1/12/09/1/,/2/                                                  2,000,000            2,009,376
-------------------------------------------------------------------------------------------------------------------
Emmis Communications Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.75%-7.174%, 8/31/09/1/,/2/                                            3,500,000            3,512,813
-------------------------------------------------------------------------------------------------------------------
Metro-Goldwyn-Mayer Studios, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 6.812%, 7/7/06/1/,/2/                                        6,000,000            5,988,000
-------------------------------------------------------------------------------------------------------------------
R.H. Donnelley, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 5.25%, 12/5/05/1/,/2/                                                   2,210,121            2,199,071
Tranche C, 5.50%, 12/5/06/1/,/2/                                                   1,789,878            1,780,929
-------------------------------------------------------------------------------------------------------------------
Transwestern Publishing Co., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.76%-6.829%, 5/17/08/1/,/2/                                            3,000,000            3,028,750
-------------------------------------------------------------------------------------------------------------------
United Artist Theater Co., Sr. Sec. Credit Facilities Term Loan,
7.78%, 2/2/05/1/,/2/                                                               4,987,500            4,830,085
                                                                                                     --------------
                                                                                                       36,222,494

-------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications--7.2%
360Networks, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
2/15/07/2/,/4/                                                                     7,500,000            2,334,375
-------------------------------------------------------------------------------------------------------------------
Acterna Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.96%, 9/30/07/1/,/2/                                                              6,436,977            5,911,288
-------------------------------------------------------------------------------------------------------------------
Global Crossing Holding Ltd., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.46%, 8/11/06/1/,/2/                                                   7,500,000            7,071,563
-------------------------------------------------------------------------------------------------------------------
Globenet Communications Holdings Ltd., Sr. Sec. Credit Facilities
Term Loan, Tranche D, 9/30/05/1/,/2/,/3/                                           5,000,000            3,375,000
-------------------------------------------------------------------------------------------------------------------
Level 3 Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.60%, 1/15/08/1/,/2/                                                   1,500,000            1,150,001
-------------------------------------------------------------------------------------------------------------------
NTELOS, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.79%, 7/26/08/1/,/2/                                                              5,000,000            4,737,500
-------------------------------------------------------------------------------------------------------------------
Pacific Crossings, Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.063%, 7/31/06/1/,/2/                                                             4,734,989            4,348,297
-------------------------------------------------------------------------------------------------------------------
SpectraSite Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.553%-7.75%, 12/31/07/1/,/2/                                           3,500,000            3,299,296
14 OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                   Principal         Market Value
                                                                                      Amount           See Note 1
-------------------------------------------------------------------------------------------------------------------

Media/Entertainment: Telecommunications Continued
SpectraSite Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 12/31/07/1/,/2/,/3/                                                   $ 1,000,000          $   942,656
-------------------------------------------------------------------------------------------------------------------
Time Warner Telecom, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 8.74%, 3/31/08/1/,/2/                                                   2,500,000            2,468,750
-------------------------------------------------------------------------------------------------------------------
Valor Communications LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.75%, 6/26/08/1/,/2/                                                   2,468,781            2,447,180
-------------------------------------------------------------------------------------------------------------------
VoiceStream Wireless Vendor Facility Corp., Sr. Sec. Credit Facilities
Term Loan, 6.78%, 5/25/09/1/,/2/                                                   2,000,000            1,998,750
-------------------------------------------------------------------------------------------------------------------
Winstar Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 3/31/07/2/,/4/                                                          5,000,000              928,570
-------------------------------------------------------------------------------------------------------------------
XO Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.38%, 6/30/07/1/,/2/                                                   5,000,000            3,505,555
                                                                                                     --------------
                                                                                                       44,518,781

-------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Wireless Communications--7.8%
Alamosa Holdings, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche A, 7.875%-8.125%, 2/14/08/1/,/2/                                           5,250,000            5,197,500
-------------------------------------------------------------------------------------------------------------------
American Tower Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.01%, 12/17/07/1/,/2/                                                  4,700,000            4,636,747
-------------------------------------------------------------------------------------------------------------------
Crown Castle International Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.46%, 3/15/08/1/,/2/                                                   5,000,000            4,992,190
-------------------------------------------------------------------------------------------------------------------
Dobson Operating Co. LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.78%, 12/31/07/1/,/2/                                                  2,487,373            2,471,828
-------------------------------------------------------------------------------------------------------------------
Dobson Sygnet Operating Co., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 6.76%, 3/23/07/1/,/2/                                                   2,894,395            2,845,190
Tranche C, 7.53%, 12/23/07/1/,/2/                                                  1,948,767            1,916,287
-------------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.06%, 5/26/08/1/,/2/                                                              2,000,000            1,660,750
-------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.415%, 6/30/08/1/,/2/                                                  1,000,000              940,290
Tranche C, 7.75%, 12/31/08/1/,/2/                                                  1,000,000              940,290
Tranche D, 7.125%, 3/31/09/1/,/2/                                                  8,000,000            7,367,504
-------------------------------------------------------------------------------------------------------------------
Triton PCS, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.812%-6.875%, 5/4/07/1/,/2/                                                       5,000,000            4,981,250
-------------------------------------------------------------------------------------------------------------------
VoiceStream Wireless Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.83%, 2/25/09/1/,/2/                                                   7,000,000            7,003,283
-------------------------------------------------------------------------------------------------------------------
Western Wireless Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche A, 6.13%, 3/31/08/1/,/2/                                                   3,000,000            2,964,999
                                                                                                     --------------
                                                                                                       47,918,108

-------------------------------------------------------------------------------------------------------------------
Metals/Minerals--1.1%
Ispat Inland LP, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.446%-7.48%, 7/16/05/1/,/2/                                            2,536,984            2,063,414
Tranche C, 7.446%-7.48%, 7/16/06/1/,/2/                                            2,536,984            2,063,414
-------------------------------------------------------------------------------------------------------------------
Murrin Murrin, Sr. Sec. Credit Facilities Term Loan, Tranche B,
2/28/05/1/,/2/,/3/                                                                 3,000,000            2,760,000
                                                                                                     --------------
                                                                                                        6,886,828
15 OPPENHEIMER SENIOR FLOATING RATE FUND -------------------------------------------------------------------------------- STATEMENT OF INVESTMENTS Continued --------------------------------------------------------------------------------

                                                                                   Principal         Market Value
                                                                                      Amount           See Note 1
-------------------------------------------------------------------------------------------------------------------

Retail--3.5%
Exide Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 8.196%-8.759%, 3/18/05/1/,/2/                                         $   320,756          $   300,976
-------------------------------------------------------------------------------------------------------------------
Exide Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 3/18/05/1/,/2/,/3/                                                      3,000,000            2,814,999
-------------------------------------------------------------------------------------------------------------------
Mark IV Industries, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.056%-7.305%, 5/31/07/1/,/2/                                           1,763,229            1,718,046
-------------------------------------------------------------------------------------------------------------------
Micro Warehouse, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 8.813%, 1/28/07/1/,/2/                                                  2,865,407            2,786,609
-------------------------------------------------------------------------------------------------------------------
Pantry, Inc. (The), Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.28%, 1/31/06/1/,/2/                                                   4,472,367            4,465,847
-------------------------------------------------------------------------------------------------------------------
Playtex Products, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 6.82%, 5/24/07/1/,/2/                                                   3,000,000            3,011,874
Tranche B, 7.07%, 5/24/09/1/,/2/                                                   3,000,000            3,033,000
-------------------------------------------------------------------------------------------------------------------
Progressive Group of Cos., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.75%-8.062%, 8/11/07/1/,/2/                                            3,969,948            3,652,354
                                                                                                     --------------
                                                                                                       21,783,705

-------------------------------------------------------------------------------------------------------------------
Service--3.8%
Allied Waste North America, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 6.563%, 7/21/06/1/                                                        363,098              362,007
Tranche B, 6.688%, 7/21/06/1/,/2/                                                  1,603,942            1,599,118
Tranche C, 6.812%-7%, 7/21/07/1/,/2/                                               2,168,438            2,161,917
Tranche C, 6.937%, 7/21/07/1/                                                        798,756              796,354
-------------------------------------------------------------------------------------------------------------------
Coinmach Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.563%-6.625%, 6/30/05/1/,/2/                                           4,968,346            4,975,331
-------------------------------------------------------------------------------------------------------------------
Dyncorp, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.75%-8%, 12/10/06/1/,/2/                                               4,487,496            4,522,559
-------------------------------------------------------------------------------------------------------------------
Jostens, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.57%, 5/10/08/1/,/2/                                                     988,802              984,271
-------------------------------------------------------------------------------------------------------------------
Transaction Network Service Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche A, 6.812%, 5/4/05/1/,/2/                                                   2,850,000            2,837,531
-------------------------------------------------------------------------------------------------------------------
United Rentals North America, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.79%-6.85%, 10/31/07/1/,/2/                                            4,987,499            4,995,031
                                                                                                     --------------
                                                                                                       23,234,119

-------------------------------------------------------------------------------------------------------------------
Transportation--1.9%
American Commercial Lines LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 8.062%, 6/30/06/1/,/2/                                                  1,637,293            1,477,657
Tranche C, 8.313%, 6/30/07/1/,/2/                                                  1,926,502            1,738,668
-------------------------------------------------------------------------------------------------------------------
Kansas City Southern Industries, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.83%-6.875%, 12/29/06/1/,/2/                                           1,990,000            2,008,656
-------------------------------------------------------------------------------------------------------------------
Meridian Automotive Systems, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.95%-8.90%, 3/31/07/1/,/2/                                             4,000,000            2,600,000
-------------------------------------------------------------------------------------------------------------------
Motor Coach Industries International, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 7.70%-9.04%, 6/16/06/1/,/2/                                  4,802,594            3,770,037
                                                                                                     --------------
                                                                                                       11,595,018
16 OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                   Principal         Market Value
                                                                                      Amount           See Note 1
-------------------------------------------------------------------------------------------------------------------

Utility--2.3%
AES New York Funding, Sr. Sec. Credit Facilities Term Loan,
6.563%, 4/29/02/1/                                                              $  5,000,000         $  4,998,440
-------------------------------------------------------------------------------------------------------------------
AES Texas Funding III, Sr. Sec. Credit Facilities Term Loan,                       5,007,692            5,003,000
6.563%, 3/31/02/1/
-------------------------------------------------------------------------------------------------------------------
Broadwing, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.96%-6.33%, 1/12/07/1/,/2/                                             4,500,000            4,393,125
                                                                                                     --------------
                                                                                                       14,394,565
                                                                                                     --------------
Total Corporate Loans (Cost $666,970,231)                                                             646,721,379

===================================================================================================================
Corporate Bonds and Notes--1.5%
-------------------------------------------------------------------------------------------------------------------
Ascent Entertainment Group, Inc., 0%/11.875% Sr. Sec. Disc. Nts.,
12/15/04/2/,/5/                                                                    5,708,000            5,237,090
-------------------------------------------------------------------------------------------------------------------
Conseco, Inc., 8.50% Unsec. Nts., 10/15/02                                         2,000,000            1,980,000
-------------------------------------------------------------------------------------------------------------------
Harveys Casino Resorts, 10.625% Sr. Unsec. Sub. Nts., 6/1/06                       2,000,000            2,117,500
                                                                                                     --------------
Total Corporate Bonds and Notes (Cost $9,020,395)                                                       9,334,590

                                                                                       Units
===================================================================================================================
Rights, Warrants and Certificates--0.0%
-------------------------------------------------------------------------------------------------------------------
Exide Corp. Wts., Exp. 3/18/06/6/ (Cost $0)                                            1,572                1,981

                                                                                   Principal
                                                                                      Amount
===================================================================================================================
Repurchase Agreements--5.5%
-------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Banc One Capital Markets, Inc.,
3.83%, dated 7/31/01, to be repurchased at $33,546,569 on 8/1/01, collateralized by U.S. Treasury Bonds, 5.25%-7.50%, 5/15/16-5/15/30,
with a value of $17,322,991 and U.S. Treasury Nts., 4.75%-7.875%,
1/31/02-11/15/08, with a value of $16,922,649 (Cost $33,543,000)                $ 33,543,000           33,543,000
-------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $709,533,626)                                        112.1%         689,600,950
-------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                  (12.1)         (74,160,947)
                                                                                -----------------------------------
Net Assets                                                                             100.0%        $615,440,003
                                                                                ===================================
Footnotes to Statement of Investments 1. Represents the current interest rate for a variable or increasing rate security. 2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements. 3. This Senior Loan will settle after August 31, 2001, at which time the interest rate will be determined. 4. Issuer is in default. 5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date. 6. Non-income-producing security. See accompanying Notes to Financial Statements. 17 OPPENHEIMER SENIOR FLOATING RATE FUND -------------------------------------------------------------------------------- STATEMENT OF ASSETS AND LIABILITIES July 31, 2001 --------------------------------------------------------------------------------

==========================================================================================================
Assets

Investments, at value (cost $709,533,626)--see accompanying statement                       $689,600,950
----------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                              44,354,129
Interest and principal paydowns                                                                3,374,278
Other                                                                                             12,013
                                                                                            --------------
Total assets                                                                                 737,341,370

==========================================================================================================
Liabilities

Bank overdraft                                                                                 3,150,370
----------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                         60,166,866
Shares of beneficial interest repurchased                                                     58,281,386
Distribution and service plan fees                                                               140,365
Dividends                                                                                        113,188
Transfer agent and shareholder servicing agent fees                                                6,822
Shareholder reports                                                                                  215
Trustees' compensation                                                                                42
Other                                                                                             42,113
                                                                                            -------------
Total liabilities                                                                            121,901,367

==========================================================================================================
Net Assets                                                                                  $615,440,003
                                                                                            ==============

==========================================================================================================
Composition of Net Assets
Par value of shares of beneficial interest                                                  $     64,695
----------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                   644,009,023
----------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                           (113,186)
----------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investment transactions                               (8,588,871)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments                                    (19,931,658)
                                                                                            --------------
Net Assets                                                                                  $615,440,003
                                                                                            ==============

==========================================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value per share (based on net assets of $44,985,292
and 4,730,660 shares of beneficial interest outstanding)                                           $9.51
----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, repurchase price and offering price per share
(based on net assets of $220,328,389 and 23,166,583 shares
of beneficial interest outstanding)                                                                $9.51
----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, repurchase price and offering price per share (based on net assets of $350,126,322 and 36,797,688 shares
of beneficial interest outstanding)                                                                $9.51
See accompanying Notes to Financial Statements. 18 OPPENHEIMER SENIOR FLOATING RATE FUND -------------------------------------------------------------------------------- STATEMENT OF OPERATIONS For the Year Ended July 31, 2001 --------------------------------------------------------------------------------

==========================================================================================================
Investment Income

Interest                                                                                    $ 48,968,825

==========================================================================================================
Expenses

Management fees                                                                                3,903,999
----------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                          102,401
Class B                                                                                        1,323,773
Class C                                                                                        2,421,669
----------------------------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                                           38,492
Class B                                                                                           59,629
Class C                                                                                          114,392
----------------------------------------------------------------------------------------------------------
Transfer agent and shareholder servicing agent fees                                              360,435
----------------------------------------------------------------------------------------------------------
Shareholder reports                                                                               90,998
----------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                       67,216
----------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                             6,995
----------------------------------------------------------------------------------------------------------
Revolving credit interest                                                                          5,495
----------------------------------------------------------------------------------------------------------
Other                                                                                            219,047
                                                                                            --------------
Total expenses                                                                                 8,714,541
Less reduction to custodian expenses                                                             (31,802)
Less reduction to excess expenses                                                             (1,081,480)
                                                                                            --------------
Net expenses                                                                                   7,601,259

==========================================================================================================
Net Investment Income                                                                         41,367,566

==========================================================================================================
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on investments                                                       (9,519,614)

----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments                          (19,330,546)
                                                                                            --------------
Net realized and unrealized gain (loss)                                                      (28,850,160)

==========================================================================================================
Net Increase in Net Assets Resulting from Operations                                        $ 12,517,406
                                                                                            ==============
See accompanying Notes to Financial Statements. 19 OPPENHEIMER SENIOR FLOATING RATE FUND -------------------------------------------------------------------------------- STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------------------------------------------

Year Ended July 31,                                                            2001            2000/1/
==========================================================================================================

Operations
Net investment income (loss)                                          $  41,367,566      $   9,705,367
----------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                 (9,519,614)            49,693
----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                    (19,330,546)          (601,112)
                                                                      ------------------------------------
Net increase (decrease) in net assets resulting from operations          12,517,406          9,153,948

==========================================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                                  (3,405,716)          (508,876)
Class B                                                                 (13,166,600)        (3,381,755)
Class C                                                                 (24,215,665)        (5,691,842)

==========================================================================================================
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                  24,667,172         22,345,061
Class B                                                                 131,349,652         98,514,949
Class C                                                                 171,997,169        195,163,100

==========================================================================================================
Net Assets

Total increase                                                          299,743,418        315,594,585
----------------------------------------------------------------------------------------------------------
Beginning of period                                                     315,696,585            102,000/2/
                                                                      ------------------------------------
End of period [including undistributed (overdistributed)
net investment income of $(113,186) and $151,365, respectively]       $ 615,440,003      $ 315,696,585
                                                                      ====================================
1. For the period from September 8, 1999 (inception of offering) to July 31, 2000. 2. Reflects the value of the Manager's initial seed money investment at August 26, 1999. See accompanying Notes to Financial Statements. 20 OPPENHEIMER SENIOR FLOATING RATE FUND -------------------------------------------------------------------------------- FINANCIAL HIGHLIGHTS --------------------------------------------------------------------------------

Class A    Year Ended July 31,                                            2001                2000/1/
==========================================================================================================

Per Share Operating Data

Net asset value, beginning of period                                     $9.96              $10.00
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                      .80/2/              .71
Net realized and unrealized gain (loss)                                   (.46)/2/            (.04)
                                                                         ---------------------------------
Total income (loss) from investment operations                             .34                 .67
----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                      (.79)               (.71)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $9.51               $9.96
                                                                         =================================

==========================================================================================================
Total Return, at Net Asset Value/3/                                       3.52%               6.94%

==========================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                               $44,985             $22,421
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                      $41,457              $6,600
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment income                                                     8.11%/2/            8.30%
Expenses                                                                  1.20%               1.26%
Expenses, net of reduction to custodian expenses                          N/A                 0.87%/5/
Expenses, net of reduction to excess expenses                             1.00%               N/A
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                     47%                 62%

1. For the period from September 8, 1999 (inception of offering) to July 31, 2000. 2. Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to Financial Statements, these amounts would have been: Net investment income N/A Net realized and unrealized gain (loss) N/A Net investment income ratio 8.13% 3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Prior to July 31, 2001, this ratio reflected the combined net effect of reduction to excess and custodian expenses.

See accompanying Notes to Financial Statements. 21 OPPENHEIMER SENIOR FLOATING RATE FUND -------------------------------------------------------------------------------- FINANCIAL HIGHLIGHTS Continued --------------------------------------------------------------------------------

Class B    Year Ended July 31,                                            2001              2000/1/
==========================================================================================================

Per Share Operating Data

Net asset value, beginning of period                                     $9.97            $10.00
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                      .76/2/            .67
Net realized and unrealized gain (loss)                                   (.47)/2/          (.03)
                                                                         ---------------------------------
Total income (loss) from investment operations                             .29               .64
----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                      (.75)             (.67)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $9.51             $9.97
                                                                         =================================

==========================================================================================================
Total Return, at Net Asset Value/3/                                       2.96%             6.56%

==========================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                              $220,328           $98,343
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                     $177,025           $49,122
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment income                                                     7.56%/2/          7.80%
Expenses                                                                  1.64%             1.76%
Expenses, net of reduction to custodian expenses                           N/A              1.37%/5/
Expenses, net of reduction to excess expenses                             1.44%              N/A
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                     47%               62%

1. For the period from September 8,1999 (inception of offering) to July 31, 2000. 2. Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to Financial Statements, these amounts would have been: Net investment income N/A Net realized and unrealized gain (loss) N/A Net investment income ratio 7.58% 3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Prior to July 31, 2001, this ratio reflected the combined net effect of reduction to excess and custodian expenses.

See accompanying Notes to Financial Statements. 22 OPPENHEIMER SENIOR FLOATING RATE FUND

Class C    Year Ended July 31,                                       2001                 2000/1/
====================================================================================================

Per Share Operating Data

Net asset value, beginning of period                                $9.97               $10.00
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                .762                  .67
Net realized and unrealized gain (loss)                              (.47)/2/             (.04)
                                                                    --------------------------------
Total income (loss) from investment operations                        .29                  .63
----------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                 (.75)                (.66)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $9.51                $9.97
                                                                    ================================

====================================================================================================
Total Return, at Net Asset Value/3/                                  2.96%                6.51%

====================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                         $350,126             $194,933
----------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                $323,725              $82,761
----------------------------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment income                                                7.60%/2/             7.79%
Expenses                                                             1.65%                1.77%
Expenses, net of reduction to custodian expenses                     N/A                  1.38%/5/
Expenses, net of reduction to excess expenses                       1.45%                 N/A
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               47%                   62%

1. For the period from September 8,1999 (inception of offering) to July 31, 2000. 2. Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to Financial Statements, these amounts would have been: Net investment income N/A Net realized and unrealized gain (loss) N/A Net investment income ratio 7.62% 3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year. 5. Prior to July 31, 2001, this ratio reflected the combined net effect of reduction to excess and custodian expenses. See accompanying Notes to Financial Statements. 23 OPPENHEIMER SENIOR FLOATING RATE FUND -------------------------------------------------------------------------------- NOTES TO FINANCIAL STATEMENTS -------------------------------------------------------------------------------- ================================================================================ 1. Significant Accounting Policies

Oppenheimer Senior Floating Rate Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in senior floating rate loans and other debt securities. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

        The Fund offers Class A, Class B and Class C shares. Class A shares are not available for direct purchase and are available only upon automatic conversion of Class B shares or exchange of shares of certain other Oppenheimer funds, and by purchase through “wrap” programs of financial advisors that have special agreements with the Distributor for that purpose. Class B and Class C shares are sold without an initial sales charge but may be subject to an Early Withdrawal Charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the end of the month in which you purchase them. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------

Securities Valuation. Securities for which quotations are readily available are valued at the last sale price, or if in the absence of a sale, at the last sale price on the prior trading day if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at cost (or last determined market value) and adjusted for amortization or accretion to maturity of any premium or discount.

--------------------------------------------------------------------------------

Senior Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets plus the amount of any Fund borrowings for investment purposes in floating rate senior loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of an assignment of a loan or a participation interest in a loan.

        Many senior loans are illiquid. As of July 31, 2001, securities with an aggregate market value of $646,721,379, representing 105.1% of the Fund’s net assets were comprised of senior loans, of which $585,727,585, representing 95.17% of net assets, were illiquid.

--------------------------------------------------------------------------------

Security Credit Risk. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments on the loan as they become due. The Fund’s investments in senior loans are subject to risk of default. As of July 31, 2001, securities with an aggregate market value of $7,425,531, representing 1.21% of the Fund’s net assets, were in default.

24 OPPENHEIMER SENIOR FLOATING RATE FUND --------------------------------------------------------------------------------

Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of July 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

Expiring

__________ 2009 $2,975 --------------------------------------------------------------------------------

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

        The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $36,914, a decrease in undistributed net investment income of $844,136, and a decrease in accumulated net realized loss on investments of $881,050. Net assets of the Fund were unaffected by the reclassifications.

25 OPPENHEIMER SENIOR FLOATING RATE FUND -------------------------------------------------------------------------------- NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- --------------------------------------------------------------------------------

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

-------------------------------------------------------------------------------- Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. --------------------------------------------------------------------------------

Other. The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund began amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $95,988 decrease to cost of securities and a corresponding $95,988 increase in net unrealized appreciation, based on securities held as of December 31, 2000. For the year ended July 31, 2001, interest income decreased by $116,350, net realized loss on investments increased by $59,572, and the change in net unrealized depreciation on investments decreased by $175,922.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================ 2. Repurchase Offers and Shares of Beneficial Interest The Fund has adopted the following fundamental policies concerning periodic repurchase offers:
.	The Fund will make periodic Repurchase Offers, pursuant to Rule 23c-3 under the Investment Company Act of 1940 (as that rule may be amended from time to time).

.	Repurchase offers shall be made at periodic intervals of three months between Repurchase Request Deadlines. The Deadlines will be at the time on a regular business day (normally the last regular business day) in the months of January, April, July and October to be determined by the Fund’s Board of Trustees.

.	The Repurchase Pricing Date for a particular Repurchase Offer shall be not more than 14 days after the Repurchase Request Deadline for the Repurchase Offer. If that day is not a regular business day, then the Repurchase Pricing Date will be the following regular business day.

        Each quarter, the Fund’s Board will determine the number of shares that the Fund will offer to repurchase in a particular Repurchase Offer. The Repurchase Offer Amount will be at least 5% but not more than 25% of the total number of shares of all classes of the Fund (in the aggregate) outstanding on the Repurchase Request Deadline. If shareholders

26 OPPENHEIMER SENIOR FLOATING RATE FUND

tender more than the Repurchase Offer Amount for a particular Repurchase Offer, the Fund may repurchase up to an additional 2% of the shares outstanding on the Repurchase Request Deadline.

For the period ended July 31, 2001, the Fund extended four Repurchase Offers:

                             Percentage of
                        Outstanding Shares   Amount of Shares the   Number of Shares
Repurchase Request     the Fund Offered to        Fund Offered to           Tendered
Deadline                        Repurchase             Repurchase      (all classes)
--------------------------------------------------------------------------------------

October 27, 2000                       10%              4,475,447          1,268,510
January 31, 2001                       10%              5,736,272          3,406,231
April 30, 2001                         12%              7,631,820          4,942,518
July 31, 2001                          12%              7,763,392          6,292,771

        The Fund is authorized to issue an unlimited number of shares of each class and at the date of this report has registered 105 million shares, par value $0.001 each. Class A shares are not available for direct purchase except by exchange of shares of certain other Oppenheimer funds, and by purchase through “wrap” programs of financial advisors that have special agreements with the Distributor for that purpose. The Fund sells Class B and Class C shares continuously at the respective offering price for each class of shares.

Transactions in shares of beneficial interest were as follows:

                                       Year Ended July 31, 2001         Period Ended July 31, 2000/1/
                                      Shares             Amount             Shares             Amount
--------------------------------------------------------------------------------------------------------

Class A
Converted and exchanges            4,024,120      $  39,666,352          2,328,140      $  23,217,522
Dividends and/or
distributions reinvested             221,942          2,169,572             35,505            353,496
Repurchased                       (1,765,776)       (17,168,752)          (123,271)        (1,225,957)
                                 -----------------------------------------------------------------------
Net increase (decrease)            2,480,286      $  24,667,172          2,240,374      $  22,345,061
                                 =======================================================================
--------------------------------------------------------------------------------------------------------
Class B
Sold                              15,128,458      $ 148,981,360         10,074,777      $ 100,606,072
Dividends and/or
distributions reinvested             802,175          7,830,791            224,174          2,236,258
Repurchased                       (2,629,196)       (25,462,499)          (433,905)        (4,327,381)
                                 -----------------------------------------------------------------------
Net increase (decrease)           13,301,437      $ 131,349,652          9,865,046      $  98,514,949
                                 =======================================================================
--------------------------------------------------------------------------------------------------------
Class C
Sold                              25,715,788      $ 253,773,178         19,689,783      $ 196,591,216
Dividends and/or
distributions reinvested           1,685,177         16,474,396            399,870          3,989,459
Repurchased                      (10,150,059)       (98,250,405)          (542,971)        (5,417,575)
                                 -----------------------------------------------------------------------
Net increase (decrease)           17,250,906      $ 171,997,169         19,546,682      $ 195,163,100
                                 =======================================================================
1. For the period from September 8,1999 (inception of offering) to July 31, 2000. 27 OPPENHEIMER SENIOR FLOATING RATE FUND -------------------------------------------------------------------------------- NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- ================================================================================ 3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2001, were $856,744,135 and $245,819,985, respectively.

As of July 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $709,547,805 was:

Gross unrealized appreciation $ 2,704,863 Gross unrealized depreciation (22,651,718) ------------ Net unrealized appreciation (depreciation) $(19,946,855) ============ ================================================================================ 4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million. The Manager has voluntarily agreed to reduce its management fee by 0.20% of average annual net assets. It can amend or terminate that voluntary waiver at any time. The Fund’s management fee for the year ended July 31, 2001, was an annualized rate of 0.72%.

-------------------------------------------------------------------------------- Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee. --------------------------------------------------------------------------------

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated. Commissions Commissions on Class B on Class C Shares Advanced Shares Advanced Year Ended by Distributor/1/ by Distributor/1/ -------------------------------------------------------------------------------- July 31, 2001 $3,946,072 $2,559,666

1. The Distributor advances commission payments to dealers for sales of Class B and Class C shares from its own resources at the time of sale.

                                  Class A                     Class B                     Class C
                         Early Withdrawal            Early Withdrawal            Early Withdrawal
                                   Charge                      Charge                      Charge
Year Ended      (Retained by Distributor)   (Retained by Distributor)   (Retained by Distributor)
---------------------------------------------------------------------------------------------------

July 31, 2001                      $2,500                    $273,796                    $269,156
28 OPPENHEIMER SENIOR FLOATING RATE FUND

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares. Because the Fund is a closed-end fund and is not able to rely on the provisions of Rule 12b-1 of the Investment Company Act (the Act), the Fund has requested and obtained from the Securities and Exchange Commission (the SEC) exemptive relief from certain provisions of the Act. The operation of those plans is contingent upon the continued availability of that exemptive relief from the SEC. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. While the plan permits the Board of Trustees to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------

Class B and Class C Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

        The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

        The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the early withdrawal charges collected on repurchased shares and from the Fund under the plans. If either Class B or Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

29 OPPENHEIMER SENIOR FLOATING RATE FUND -------------------------------------------------------------------------------- NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- ================================================================================ 4. Fees and Other Transactions with Affiliates Continued Distribution fees paid to the Distributor for the year ended July 31, 2001, were as follows:

                                                                         Distributor's
                                                         Distributor's       Aggregate
                                                             Aggregate    Unreimbursed
                                                          Unreimbursed   Expenses as %
                      Total Payments   Amount Retained        Expenses   of Net Assets
                          Under Plan    by Distributor      Under Plan        of Class
---------------------------------------------------------------------------------------

Class B Plan              $1,323,773        $1,182,101      $6,307,492            2.86%
Class C Plan               2,421,669         1,932,423       6,826,683            1.95
================================================================================ 5. Illiquid Securities

As of July 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Many Senior Loans and many of the Fund’s other investments are illiquid. The aggregate value of illiquid securities subject to this limitation as of July 31, 2001 was $585,727,585, which represents 95.17% of the Fund’s net assets.

================================================================================ 6. Loan Commitments

Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $5,000,000 at July 31, 2001. These unfunded loan commitments must be funded by the Fund upon the borrower’s discretion. The Fund is obligated to fund these commitments at the time of the request by the borrower. The Fund generally will maintain with its custodian, short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

================================================================================ 7. Bank Borrowings

The Fund may borrow up to a certain percentage of its total assets from a bank to purchase portfolio securities (a technique referred to as “leverage”), to finance share repurchases during Repurchase Offers, and to fund additional loan commitments or for cash management purposes. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $250 million, collectively, of which commitment $150 million is allocated to the Fund. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee based on the incremental commitment fee for the $150 million allocated to the Fund under the line of credit.

        The Fund had no borrowings outstanding during the year ended or at July 31, 2001.

30 OPPENHEIMER SENIOR FLOATING RATE FUND A-2 Appendix A ------------------------------------------------------------------------------------------------------------------- Industry Classifications ------------------------------------------------------------------------------------------------------------------- Aerospace & Defense Household Durables Air Freight & Couriers Household Products Airlines Industrial Conglomerates Auto Components Insurance Automobiles Internet & Catalog Retail Banks Internet Software & Services Beverages Information Technology Consulting & Services Biotechnology Leisure Equipment & Products Building Products Machinery Chemicals Marine Commercial Services & Supplies Media Communications Equipment Metals & Mining Computers & Peripherals Multiline Retail Construction & Engineering Multi-Utilities Construction Materials Office Electronics Containers & Packaging Oil & Gas Distributors Paper & Forest Products Diversified Financials Personal Products Diversified Telecommunication Services Pharmaceuticals Electric Utilities Real Estate Electrical Equipment Road & Rail Electronic Equipment & Instruments Semiconductor Equipment & Products Energy Equipment & Services Software Food & Drug Retailing Specialty Retail Food Products Textiles & Apparel Gas Utilities Tobacco Health Care Equipment & Supplies Trading Companies & Distributors Health Care Providers & Services Transportation Infrastructure Hotels Restaurants & Leisure Water Utilities Wireless Telecommunication Services B-12 Appendix B OppenheimerFunds Special Sales Charge Arrangements and Waivers -------------------------------------------------------------- In certain cases, the initial sales charge that applies to purchases of Class A shares3 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.4 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds. For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: 1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, 2) non-qualified deferred compensation plans, 3) employee benefit plans5 4) Group Retirement Plans6 5) 403(b)(7) custodial plan accounts 6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager"). Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request. I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases ------------------------------------------------------------------------------------------------------------------- Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies). There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."7 This waiver provision applies to: |_| Purchases of Class A shares aggregating $1 million or more. |_| Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more. |_| Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made: 1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or 2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases. |_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements: 1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments"). 2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments. 3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager). |_| Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before March 1, 2001. II. Waivers of Class A Sales Charges of Oppenheimer Funds ------------------------------------------------------------------------------------------------------------------- A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases): |_| The Manager or its affiliates. |_| Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included. |_| Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose. |_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees. |_| Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children). |_| Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares. |_| Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients. |_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases. |_| Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares. |_| Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons. |_| Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts. |_| A unit investment trust that has entered into an appropriate agreement with the Distributor. |_| Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services. |_| Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases. |_| A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995. |_| A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996. B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases): |_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party. |_| Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor. |_| Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver. |_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series. |_| Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor. C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases: |_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually. |_| Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus). |_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: 1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established. 2) To return excess contributions. 3) To return contributions made due to a mistake of fact. 4) Hardship withdrawals, as defined in the plan.8 5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code. 6) To meet the minimum distribution requirements of the Internal Revenue Code. 7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. 8) For loans to participants or beneficiaries. 9) Separation from service.9 10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor. 11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA. |_| For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver. |_| For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor. |_| For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor. III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds ------------------------------------------------------------------------------------------------------------------- The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below. A. Waivers for Redemptions in Certain Cases. The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases: |_| Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus. |_| Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration. |_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver. |_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch. |_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose. |_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds. |_| Distributions10 from Retirement Plans or other employee benefit plans for any of the following purposes: 1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund. 2) To return excess contributions made to a participant's account. 3) To return contributions made due to a mistake of fact. 4) To make hardship withdrawals, as defined in the plan.11 5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code. 6) To meet the minimum distribution requirements of the Internal Revenue Code. 7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. 8) For loans to participants or beneficiaries.12 9)On account of the participant's separation from service.13 10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor. 11) Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA. 12) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually. 13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually. 14) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver. |_| Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually. B. Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases: |_| Shares sold to the Manager or its affiliates. |_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose. |_| Shares issued in plans of reorganization to which the Fund is a party. |_| Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees. IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds ------------------------------------------------------------------------------------------------------------------- The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include: Oppenheimer Quest Value Fund, Inc. Oppenheimer Small Cap Value Fund Oppenheimer Quest Balanced Value Fund Oppenheimer Quest Global Value Fund, Inc. Oppenheimer Quest Opportunity Value Fund These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995: Quest for Value U.S. Government Income Fund Quest for Value New York Tax-Exempt Fund Quest for Value Investment Quality Income Fund Quest for Value National Tax-Exempt Fund Quest for Value Global Income Fund Quest for Value California Tax-Exempt Fund All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either: |_| acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or |_| purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995. A. Reductions or Waivers of Class A Sales Charges. 1) Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders. Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. -------------------------------- ---------------------------- --------------------------------- --------------------- Number of Eligible Employees Initial Sales Charge as a Initial Sales Charge as a % of Concession as % of or Members % of Offering Price Net Amount Invested Offering Price -------------------------------- ---------------------------- --------------------------------- --------------------- -------------------------------- ---------------------------- --------------------------------- --------------------- 9 or Fewer 2.50% 2.56% 2.00% -------------------------------- ---------------------------- --------------------------------- --------------------- -------------------------------- ---------------------------- --------------------------------- --------------------- At least 10 but not more than 2.00% 2.04% 1.60% 49 -------------------------------- ---------------------------- --------------------------------- --------------------- ------------------------------------------------------------------------------------------------------------------- For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus. Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor. 2) Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges: |_| Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds. |_| Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds. 3) Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund: Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law. B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers. 4) Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with: |_| withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and |_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts. 5) Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: |_| redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); |_| withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and |_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption. V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc. -------------------------------------------------------------------------------------------------------------- The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section): Oppenheimer U. S. Government Trust, Oppenheimer Bond Fund, Oppenheimer Value Fund and Oppenheimer Disciplined Allocation Fund are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds: Connecticut Mutual Liquid Account Connecticut Mutual Total Return Account Connecticut Mutual Government Securities Account CMIA LifeSpan Capital Appreciation Account Connecticut Mutual Income Account CMIA LifeSpan Balanced Account Connecticut Mutual Growth Account CMIA Diversified Income Account A. Prior Class A CDSC and Class A Sales Charge Waivers. 6) Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first). Those shareholders who are eligible for the prior Class A CDSC are: 1) persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and 2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC. 7) Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares: 1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged; 2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more; 3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families; 4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies; 5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and 6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS. Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above. Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund. B. Class A and Class B Contingent Deferred Sales Charge Waivers. In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: 1) by the estate of a deceased shareholder; 2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code; 3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans; 4) as tax-free returns of excess contributions to such retirement or employee benefit plans; 5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company; 6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction; 7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund; 8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or 9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund. VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc. ------------------------------------------------------------------------------------------------------------------- Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%. VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund ------------------------------------------------------------------------------------------------------------------- Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge: |_| the Manager and its affiliates, |_| present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees, |_| registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose, |_| dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees, |_| employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications, |_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and |_| dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services. Oppenheimer Senior Floating Rate Fund Internet Web Site: WWW.OPPENHEIMERFUNDS.COM ------------------------ Investment Advisor OppenheimerFunds, Inc. 498 Seventh Avenue, New York, New York 10018 New York, New York 10048-0203 Distributor OppenheimerFunds Distributor, Inc. 498 Seventh Avenue, New York, New York 10018 New York, New York 10048-0203 Transfer Agent OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217 1.800.525.7048 Custodian Bank The Deutsche Bank Trust Company of Americas 60 Wall Street, 17th floor NYC60-1701 New York, NY 10005-2848 Independent Auditors Deloitte & Touche LLP 555 Seventeenth Street Denver, Colorado 80202 Legal Counsel Myer, Swanson, Adams & Wolf, P.C. 1600 Broadway Denver, Colorado 80202 PX291(1101)rev(070102)

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1. Mr. Murphy is not a Trustee or Managing General Partner of any of the Centennial Funds.

2.  The term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
3 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
4 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean
"repurchases" of shares.
5 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal
Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers.
These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
6 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b)
plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
7 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class
C shares of one or more Oppenheimer funds held by the Plan for more than one year.
8 This provision does not apply to IRAs.
9 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.
10 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
11 This provision does not apply to IRAs.
12 This provision does not apply to loans from 403(b)(7) custodial plans.
13 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.